                                                                      Exhibit 99




DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-1
                                                       ACCRUAL BASIS - UNAUDITED


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING JANUARY 30, 1999

================================================================================

                                                                       Document                Previously              Explanation
Required attachments                                                   Attached                 Submitted                Attached
1.  Tax Receipts                                                         ( )                       ( )                   ( N/A )

2.  Bank Statements                                                     ( X )                      ( )                     ( )

3.  Most recently filed                                                  ( )                      ( X )                    ( )
     Income Tax Return

4.  Most recent Annual Financial                                         ( )                      ( X )                    ( )
     Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Beth A. Savage                                                                            CHIEF FINANCIAL OFFICER
--------------------------------------------------------------------                         --------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                                                TITLE

BETH A. SAVAGE                                                                                       4/22/99
--------------------------------------------------------------------                         --------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                                                      DATE


PREPARER:

/s/ Donna M. Zianni                                                                             ASSISTANT CONTROLLER
--------------------------------------------------------------------                         --------------------------
ORIGINAL SIGNATURE OF PREPARER                                                                         TITLE

DONNA M. ZIANNI                                                                                      4/22/99
--------------------------------------------------------------------                         --------------------------
PRINTED NAME OF PREPARER                                                                               DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

DEBTOR:                                                        CASE NO. 98-02107
 SUN TELEVISION AND APPLIANCES, INC.                                AND 98-02109
 SUN TV AND APPLIANCES, INC.                                JOINTLY ADMINISTERED

                                                                           MOR-2
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING JANUARY 30, 1999


                            COMPARATIVE BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                     NOV-98               DEC-98               JAN-99
                                                                    ---------------------------------------------------------------
                                                                         28-NOV-98            02-JAN-99            30-JAN-99
-----------------------------------------------------------------------------------------------------------------------------------
1. CASH                                                                       26,835,320           14,573,683            5,196,592
-----------------------------------------------------------------------------------------------------------------------------------
2. ACCOUNTS RECEIVABLE                                                        13,545,212            9,810,932           28,279,075
-----------------------------------------------------------------------------------------------------------------------------------
3. INVENTORY                                                                   1,617,639              550,000              550,000
-----------------------------------------------------------------------------------------------------------------------------------
4. NOTES RECEIVABLE                                                                    0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
5. PREPAID EXPENSES                                                            3,904,297            3,707,133            3,563,930
-----------------------------------------------------------------------------------------------------------------------------------
6. OTHER (ATTACH LIST)                                                                 0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
7. TOTAL CURRENT ASSETS                                                       45,902,468           28,641,748           37,589,597
-----------------------------------------------------------------------------------------------------------------------------------
8. PROPERTY, PLANT & EQUIPMENT, net                                           41,432,917                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
9. ASSETS HELD FOR SALE                                                        4,343,919           37,533,138           13,742,092
-----------------------------------------------------------------------------------------------------------------------------------
10. TOTAL PROPERTY, PLANT & EQUIP                                             45,776,836           37,533,138           13,742,092
-----------------------------------------------------------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS                                                     0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
12. INTANGIBLES (ATTACH LIST)                                                          0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
13. OTHER (PREPAID FINANCE FEES)                                               2,553,343            2,383,121            2,212,898
-----------------------------------------------------------------------------------------------------------------------------------
14. TOTAL ASSETS                                                              94,232,647           68,558,007           53,544,587
-----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE & ACCRUALS                                               15,042,592            6,480,221            2,094,890
-----------------------------------------------------------------------------------------------------------------------------------
16. TAXES PAYABLE                                                              2,172,987            1,372,452              461,823
-----------------------------------------------------------------------------------------------------------------------------------
17. NOTES PAYABLE                                                                      0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
18. PROFESSIONAL FEES                                                                  0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
19. SECURED DEBT                                                                       0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS                                                       0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
21. OTHER - (DEFERRED REVENUE from Service Policies)                                   0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
22. TOTAL POSTPETITION
     LIABILITIES                                                              17,215,579            7,852,673            2,556,713
-----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
23. SECURED DEBT                                                              19,085,308            6,323,010            3,582,022
-----------------------------------------------------------------------------------------------------------------------------------
24. PRIORITY DEBT                                                                      0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
25. UNSECURED DEBT                                                            75,354,166           74,450,744           74,127,358
-----------------------------------------------------------------------------------------------------------------------------------
26. OTHER                                                                     26,058,250           25,808,250           25,808,250
-----------------------------------------------------------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES                                            120,497,724          106,582,004          103,517,630
-----------------------------------------------------------------------------------------------------------------------------------
28. TOTAL LIABILITIES                                                        137,713,303          114,434,677          106,074,343
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY                                                (1,334,175)          (1,334,175)          (1,334,175)
-----------------------------------------------------------------------------------------------------------------------------------
30. POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                                        (42,146,481)         (44,542,495)         (51,195,581)
-----------------------------------------------------------------------------------------------------------------------------------
31. TOTAL EQUITY (DEFICIT)                                                   (43,480,656)         (45,876,670)         (52,529,756)
-----------------------------------------------------------------------------------------------------------------------------------
32. TOTAL LIABILITIES &
     OWNERS' EQUITY                                                           94,232,647           68,558,007           53,544,587
-----------------------------------------------------------------------------------------------------------------------------------

NOTES FOR MONTH ENDING JANUARY 30, 1999:

ITEM 2: Accounts receivable includes approximately $19 million due from MTB Corporation for the sale of certain real estate and acquisition of certain leases. The transaction closed January 29, 1999 but was not funded until February 1, 1999.

ITEM 5: Prepaids primarily consist of the following: professional fees - $0.5 million and reserve held by credit card companies - $2.4 million.

ITEM 15: Includes accrued payroll for the period of approximately $0.4 million; legal & professional fees of $1.2 million, and Universal/Petters of $0.2 million for sales at the remaining 30 closing stores.

ITEM 23: Decrease in BankBoston Term Loan primarily due to $2.0 million released from the cash collateral account at BankBoston and $0.4 million received from International Asset Recovery for the purchase of corporate furniture, fixtures and equipment.

ITEM 25: Consists of Accounts Payable, Accrued Liabilities, Customer Refunds and Capital Lease Obligations.

ITEM 26: Consists of Current and Long-term Portion of Deferred Revenue on Service Policies, and accrued bank loan fees.

DEBTOR:                                                        CASE NO. 98-02107
 SUN TELEVISION AND APPLIANCES, INC.                                AND 98-02109
 SUN TV AND APPLIANCES, INC.                                JOINTLY ADMINISTERED

                                                                           MOR-3
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING JANUARY 30, 1999


                                INCOME STATEMENT

-------------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                NOV-98              DEC-98               JAN-99
                                                                 --------------------------------------------------------------
                                                                      28-NOV-98            02-JAN-99           30-JAN-99
-------------------------------------------------------------------------------------------------------------------------------
1. GROSS REVENUES                                                           7,457,435             238,628               45,157
-------------------------------------------------------------------------------------------------------------------------------
2. COST OF GOODS SOLD                                                       7,843,317               6,504               61,578
-------------------------------------------------------------------------------------------------------------------------------
3. GROSS PROFIT                                                              (385,882)            232,124              (16,421)
-------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
4. Payroll                                                                  1,439,849             683,558              561,114
-------------------------------------------------------------------------------------------------------------------------------
5. Payroll Taxes                                                              115,001              65,857               39,496
-------------------------------------------------------------------------------------------------------------------------------
6. Employee Benefits                                                          221,823             (13,997)               8,369
-------------------------------------------------------------------------------------------------------------------------------
7. Depreciation and Amortization                                              312,736                   0                    0
-------------------------------------------------------------------------------------------------------------------------------
8. Occupancy Costs                                                            670,154             105,378              391,883
-------------------------------------------------------------------------------------------------------------------------------
9. Advertising                                                                108,042             330,598              389,644
-------------------------------------------------------------------------------------------------------------------------------
10. Store Delivery                                                            162,113               8,264                    0
-------------------------------------------------------------------------------------------------------------------------------
11. Home Delivery                                                             (21,103)             (1,247)                (985)
-------------------------------------------------------------------------------------------------------------------------------
12. Financing Costs                                                            96,904             314,663              394,025
-------------------------------------------------------------------------------------------------------------------------------
13. Equipment Rental                                                          180,129             141,853              103,845
-------------------------------------------------------------------------------------------------------------------------------
14. Outsource Services                                                         24,671              11,549                4,020
-------------------------------------------------------------------------------------------------------------------------------
15. Taxes                                                                     303,762             256,722                2,431
-------------------------------------------------------------------------------------------------------------------------------
16. Insurance                                                                  77,420              78,794               47,751
-------------------------------------------------------------------------------------------------------------------------------
17. Legal and Professional                                                    135,087              62,378               53,200
-------------------------------------------------------------------------------------------------------------------------------
18. Impairment of Long-Lived Assets                                             9,028                   0                    0
-------------------------------------------------------------------------------------------------------------------------------
19. Reversal of Restructuring Charge                                         (596,247)                  0                    0
-------------------------------------------------------------------------------------------------------------------------------
20. Other (Attach List)                                                       320,580             124,294              107,954
-------------------------------------------------------------------------------------------------------------------------------
21. TOTAL OPERATING EXPENSES                                                3,559,949           2,168,664            2,102,747
-------------------------------------------------------------------------------------------------------------------------------
22. OPERATING INCOME                                                       (3,945,831)         (1,936,540)          (2,119,168)
-------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
23. OTHER INCOME - Interest                                                         0              (2,816)              (2,996)
-------------------------------------------------------------------------------------------------------------------------------
24. OTHER EXPENSES (ATTACH LIST)                                                    0                   0                    0
-------------------------------------------------------------------------------------------------------------------------------
25. INTEREST EXPENSE                                                          554,518             334,759              244,685
-------------------------------------------------------------------------------------------------------------------------------
26. OTHER - Loss (gain) on sale of assets                                  12,435,835            (483,098)           3,627,154
-------------------------------------------------------------------------------------------------------------------------------
27. NET OTHER INCOME & EXPENSES                                            12,990,353            (151,155)           3,868,843
-------------------------------------------------------------------------------------------------------------------------------
28. LOSS BEFORE REORGANIZATION EXPENSES, TAXES AND EXTRAORDINARY ITEM     (16,936,184)         (1,785,385)          (5,988,011)
-------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
29. PROFESSIONAL FEES                                                         661,874             606,224              685,555
-------------------------------------------------------------------------------------------------------------------------------
30. U.S. TRUSTEE FEES                                                               0               9,750                    0
-------------------------------------------------------------------------------------------------------------------------------
31. INTEREST INCOME                                                                 0             (14,024)             (37,180)
-------------------------------------------------------------------------------------------------------------------------------
31. OTHER (ATTACH LIST)                                                       140,337               8,679               16,700
-------------------------------------------------------------------------------------------------------------------------------
32. TOTAL REORGANIZATION EXPENSES                                             802,211             610,629              665,075
-------------------------------------------------------------------------------------------------------------------------------
33. INCOME TAX                                                                      0                   0                    0
-------------------------------------------------------------------------------------------------------------------------------
34. LOSS BEFORE EXTRAORDINARY ITEM                                        (17,738,395)         (2,396,014)          (6,653,086)
-------------------------------------------------------------------------------------------------------------------------------
35. EXTRAORDINARY LOSS - EARLY EXTINGUISHMENT OF DEBT                        (779,167)                  0                    0
-------------------------------------------------------------------------------------------------------------------------------
36. NET LOSS                                                              (18,517,562)         (2,396,014)          (6,653,086)
-------------------------------------------------------------------------------------------------------------------------------

NOTES FOR MONTH ENDING JANUARY 30, 1999:

ITEM 20: Primarily consists of telephone, repairs/maintenance, supplies employee expenses and bank fees.

ITEM 26: See supporting schedules for MOR-3 detailing loss on sale of certain real estate and acquisition of certain leases by MTB Corporation and loss on sale of corporate furniture, fixtures and equipment to International Asset Recovery.

DEBTOR:                                                        CASE NO. 98-02107
 SUN TELEVISION AND APPLIANCES, INC.                                AND 98-02109
 SUN TV AND APPLIANCES, INC.                                JOINTLY ADMINISTERED

                                                                           MOR-4
                                                       ACCRUAL BASIS - UNAUDITED

                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING JANUARY 30, 1999

------------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                           NOV-98              DEC-98              JAN-99
                                                                     ---------------------------------------------------------------
DISBURSEMENTS                                                             28-NOV-98            02-JAN-99           30-JAN-99
------------------------------------------------------------------------------------------------------------------------------------
  1   CASH-BEGINNING OF MONTH                                                   1,837,534.81       18,671,744.35       12,192,000.98
------------------------------------------------------------------------------------------------------------------------------------
  1a Correction to prior month ending balance
------------------------------------------------------------------------------------------------------------------------------------
                                                                 RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
 2.   CASH SALES                                                               12,072,818.22       11,144,912.93        4,026,688.76
------------------------------------------------------------------------------------------------------------------------------------
 3.   COLLECTION OF ACCOUNTS RECEIVABLE                                         2,098,263.48          720,053.45                0.00
------------------------------------------------------------------------------------------------------------------------------------
 3a.  Liquidator reimbursement for expenses paid by Sun                         1,834,209.57        2,466,384.46          613,010.53
------------------------------------------------------------------------------------------------------------------------------------
 4.   LOANS & ADVANCES (ATTACH LIST)                                           17,181,395.54                0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
 5.   SALE OF ASSETS                                                           38,180,304.00       10,608,006.27          453,320.81
------------------------------------------------------------------------------------------------------------------------------------
 6.   OTHER (Primarily Credit Card Receipts)                                   23,182,723.76       19,898,093.35        6,210,403.29
------------------------------------------------------------------------------------------------------------------------------------
 7.   TOTAL RECEIPTS                                                           94,549,714.57       44,837,450.46       11,303,423.39
------------------------------------------------------------------------------------------------------------------------------------
 8.   TOTAL CASH AVAILABLE                                                     96,387,249.38       63,509,194.81       23,495,424.37
------------------------------------------------------------------------------------------------------------------------------------
                                                     CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                          28-NOV-98            02-JAN-99           30-JAN-99
------------------------------------------------------------------------------------------------------------------------------------
                         PURPOSE                                                  AMOUNT              AMOUNT               AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 9.   BANK FEES AND DEBT PAYDOWN                                               43,149,417.81       13,264,379.51        2,902,474.81
------------------------------------------------------------------------------------------------------------------------------------
 10.  ADVERTISING                                                                  85,609.64           29,928.08           18,826.08
------------------------------------------------------------------------------------------------------------------------------------
 11.  MERCHANDISE/PARTS                                                           626,555.31          361,754.96          204,547.69
------------------------------------------------------------------------------------------------------------------------------------
 12.  PAYROLL                                                                   1,704,130.67        2,768,411.49          585,589.80
------------------------------------------------------------------------------------------------------------------------------------
 13.  STORE RENT                                                                  155,176.71        1,304,081.39          333,485.23
------------------------------------------------------------------------------------------------------------------------------------
 14.  EQUIPMENT RENT                                                               43,585.65           62,118.00           30,735.22
------------------------------------------------------------------------------------------------------------------------------------
 15.  CONSTRUCTION                                                                      0.00                0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
 16.  EMPLOYEE EXPENSES/UNIFORMS                                                   16,305.40            9,460.98            8,645.60
------------------------------------------------------------------------------------------------------------------------------------
 17.  FREIGHT/POSTAGE                                                             376,831.52           43,450.00           22,878.65
------------------------------------------------------------------------------------------------------------------------------------
 18.  GASOLINE                                                                          0.00                0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
 19.  HOTEL/AIR FARE                                                                9,749.28                0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
 20.  INSURANCE                                                                   482,341.09          228,956.31          253,760.66
------------------------------------------------------------------------------------------------------------------------------------
 21.  WORKERS COMPENSATION                                                         22,069.30           37,660.59           40,475.40
------------------------------------------------------------------------------------------------------------------------------------
 22.  401 K TRANSFER                                                               45,794.97           38,527.05           17,121.96
------------------------------------------------------------------------------------------------------------------------------------
 23.  MISCELLANEOUS                                                                23,773.87           16,930.89           31,474.16
------------------------------------------------------------------------------------------------------------------------------------
 24.  GARNISHMENTS                                                                 42,675.11           20,841.04            2,469.36
------------------------------------------------------------------------------------------------------------------------------------
 25.  SUPPLIES/MAINTENANCE                                                         17,351.06            4,539.05                0.00
------------------------------------------------------------------------------------------------------------------------------------
 26.  CUSTOMER REFUNDS                                                            114,693.35           21,860.39                0.00
------------------------------------------------------------------------------------------------------------------------------------
 27.  SECURITY                                                                    105,606.30           16,473.05            1,872.06
------------------------------------------------------------------------------------------------------------------------------------
 28.  TAXES                                                                     1,842,447.54        2,262,986.63        1,605,013.17
------------------------------------------------------------------------------------------------------------------------------------
 29.  TEMPORARY HELP SERVICES                                                      27,735.03            8,378.59            7,243.43
------------------------------------------------------------------------------------------------------------------------------------
 30.  UTILITIES                                                                   257,114.13          501,991.32          254,689.87
------------------------------------------------------------------------------------------------------------------------------------
 31.  WASTE REMOVAL                                                                     0.00                0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
 32.  CONSULTING                                                                   50,229.00                0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
 33.  THIRD PARTY SERVICERS                                                        51,271.44                0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
 34.  PETTY CASH                                                                    7,076.12                0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
 35.  REBATES                                                                           0.00                0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
 36.  WARRANTY SERVICER                                                           117,320.25          166,680.63                0.00
------------------------------------------------------------------------------------------------------------------------------------
 37.  Reimbursement to liquidators for sales at closing stores                 23,839,805.44       30,644,522.43       10,939,838.02
------------------------------------------------------------------------------------------------------------------------------------
 38.  U.S. TRUSTEE FEES                                                                 0.00            9,750.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
 39.  PROFESSIONAL FEES                                                           417,543.28          697,600.61          410,260.19
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 40.  TOTAL DISBURSEMENTS                                                      73,632,209.27       52,521,282.99       17,671,401.36
------------------------------------------------------------------------------------------------------------------------------------
 41.  END OF MONTH BALANCE                                                     18,671,744.35       12,192,000.98        5,254,547.74
------------------------------------------------------------------------------------------------------------------------------------

ITEMS 1 & 41: Beginning and Ending Cash balances reflect balances per bank statements.

ITEMS 9 - 40: Disbursements reflect wire and/or ACH transfers and checks written during the period January 3, 1999 through January 30, 1999.

DEBTOR:                                                        CASE NO. 98-02107
 SUN TELEVISION AND APPLIANCES, INC.                                AND 98-02109
 SUN TV AND APPLIANCES, INC.                                JOINTLY ADMINISTERED

                                                                           MOR-5
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING JANUARY 30, 1999

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------------------------------------------------
                                         0 - 30 days old                                                                       0.00
                                         ------------------------------------------------------------------------------------------
                                         31 - 60 days old                                                                 22,398.69
                                         ------------------------------------------------------------------------------------------
                                         61 - 90 days old                                                                281,351.79
                                         ------------------------------------------------------------------------------------------
                                         91+ days old                                                                  6,919,172.23
                                         ------------------------------------------------------------------------------------------
                                         TOTAL ACCOUNTS RECEIVABLE                                                     7,222,922.71
                                         ------------------------------------------------------------------------------------------
                                         AMOUNTS CONSIDERED UNCOLLECTIBLE                                             (1,194,306.43)
                                         ------------------------------------------------------------------------------------------
                                         ACCOUNTS RECEIVABLE (NET)                                                     6,028,616.28
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
AGING OF POST PETITION TAXES AND PAYABLES
-----------------------------------------------------------------------------------------------------------------------------------
                                                      0-30              31-60             61-90             91+
                                                      DAYS              DAYS              DAYS              DAYS          TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE (A)                              1,306,713.00        500,000.00        300,000.00       450,000.00    2,556,713.00
-----------------------------------------------------------------------------------------------------------------------------------

       NOTE A: Sun's Accounts Payable system does not age the A/P; above aging represents estimate based on review of the accounts payable detail.

-----------------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES

-----------------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING         WITHHELD                          ENDING
                                                         TAX            AND/ OR          AMOUNT             TAX           DELINQUENT
                                                     LIABILITY*         ACCRUEED          PAID            LIABILITY         TAXES
===================================================================================================================================
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------------
WITHHOLDING**                                             0.00         71,893.57         71,893.57             0.00
-----------------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE**                                           0.00         39,012.98         39,012.98             0.00
-----------------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER**                                           0.00         39,013.04         39,013.04             0.00
-----------------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                              0.00          1,902.54          1,902.54             0.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME                                                    0.00              0.00              0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                                       0.00              0.00              0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES                                       0.00        151,822.13        151,822.13             0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
WITHHOLDING                                               0.00         22,229.99         22,229.99             0.00
-----------------------------------------------------------------------------------------------------------------------------------
SALES AND USE                                     1,372,452.46        461,823.35      1,372,452.46       461,823.35
-----------------------------------------------------------------------------------------------------------------------------------
EXCISE                                                    0.00              0.00              0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
MERCANTILE                                           54,375.32          2,430.80         46,494.69        10,311.43
-----------------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                              0.00          5,288.94          5,288.94             0.00
-----------------------------------------------------------------------------------------------------------------------------------
REAL PROPERTY                                             0.00              0.00              0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
PERSONAL PROPERTY                                         0.00              0.00              0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA OCCUPATIONAL                                 0.00             20.00             20.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK DISABILITY                                       0.00              0.32              0.32             0.00
-----------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                                       0.00              0.00              0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL                             1,426,827.78        491,793.40      1,446,486.40       472,134.78            0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                       1,426,827.78        643,615.53      1,598,308.53       472,134.78            0.00
-----------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR:                                                        CASE NO. 98-02107
 SUN TELEVISION AND APPLIANCES, INC.                                AND 98-02109
 SUN TV AND APPLIANCES, INC.                                JOINTLY ADMINISTERED

                                                                           MOR-6
                                                       ACCRUAL BASIS - UNAUDITED


                       MONTHLY OPERATING REPORT
                 FOR THE MONTH ENDING JANUARY 30, 1999


THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.


------------------------------------------------------------------------
BANK RECONCILIATION
                                                   ACCOUNT #1             ACCOUNT #2             ACCOUNT #3
------------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                        SEE NOTE BELOW
                                             -----------------------------------------------------------------
B.  ACCOUNT NUMBER:                                                                                             TOTAL
                                             -----------------------------------------------------------------
C.  PURPOSE (TYPE):
------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT
------------------------------------------------------------------------------------------------------------------------------
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT:  OUTSTANDING CHECKS
------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS
------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------------------------

NOTE: Due to the slowdown of banking activity, bank reconciliations are now current. Bank Reconciliations for December 1998 and January 1999, and a summary of the activity in each account are included with this MOR. See MOR-6 supporting schedules.

-------------------------------------
INVESTMENT ACCOUNTS

---------------------------------------------------------------------------------------------------------------------------
                                       DATE OF                TYPE OF                PURCHASE               CURRENT
BANK ACCOUNT NAME & NUMBER             PURCHASE              INSTRUMENT               PRICE                  VALUE
---------------------------------------------------------------------------------------------------------------------------
7. NatCity Investments - 509394078     12/31/98           Govt Money Market        1,200,473.06          1,200,473.06
---------------------------------------------------------------------------------------------------------------------------
8. NatCity Investments - 509394035     12/31/98           Govt Money Market        2,450,096.31          2,450,096.31
---------------------------------------------------------------------------------------------------------------------------
9.
---------------------------------------------------------------------------------------------------------------------------
10.
---------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                              3,650,569.37          3,650,569.37
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------
CASH

---------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND - per the Company's Bank Statements                                                 1,603,978.37
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)                                                 5,254,547.74
---------------------------------------------------------------------------------------------------------------------------

DEBTOR:                                                        CASE NO. 98-02107
 SUN TELEVISION AND APPLIANCES, INC.                                AND 98-02109
 SUN TV AND APPLIANCES, INC.                                JOINTLY ADMINISTERED

                                                                           MOR-7
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING JANUARY 30, 1999


--------------------------------------------------------------------------------
              PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------------
                                 INSIDERS
-----------------------------------------------------------------------------------------------------              CUMULATIVE
                                                                     TYPE OF                 AMOUNT                  UNPAID
             NAME                     POSITION                      PAYMENT                  PAID                   BALANCE
-----------------------------------------------------------------------------------------------------------------------------
1. DENNIS MAY                    President & COO                     salary                  $24,115.37                 $0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                      bonus                 $250,000.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                    expenses                    $982.58
-----------------------------------------------------------------------------------------------------------------------------
2. BETH SAVAGE                   CFO, Treasurer & Secretary          salary                  $12,307.70                 $0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                      bonus                 $100,000.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                    expenses                  $1,559.74
-----------------------------------------------------------------------------------------------------------------------------
3. JIM ROMERO                    VP Operations                       salary                  $11,230.76                 $0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                      bonus                       $0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                    expenses                    $164.92
-----------------------------------------------------------------------------------------------------------------------------
4. ROBERT YOUNG                  Controller & Asst. Secretary        salary                  $12,096.15                 $0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                      bonus                  $25,000.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                    expenses                      $0.00
-----------------------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO INSIDERS                                                               $437,457.22                 $0.00
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PROFESSIONALS
--------------------------------------------------------------------------------

                                                 TYPE              DATE OF COURT
                                                  OF             ORDER AUTHORIZING     AMOUNT          AMOUNT        TOTAL PAID
                   NAME                      PROFESSIONAL             PAYMENT         APPROVED          PAID           TO DATE
---------------------------------------------------------------------------------------------------------------------------------
1. Kirkland & Ellis                            Attorney               09/16/98               0.00          0.00        222,972.10
---------------------------------------------------------------------------------------------------------------------------------
2. Business Regeneration Services             Accountant              09/16/98         137,646.32    137,646.32        493,967.69
---------------------------------------------------------------------------------------------------------------------------------
3. KPMG Peat Marwick LLP                      Accountant              09/16/98               0.00          0.00         72,678.00
---------------------------------------------------------------------------------------------------------------------------------
4. Otterbourg, Steindler, Houston &            Attorney               09/16/98          80,736.55     80,736.55        218,860.92
---------------------------------------------------------------------------------------------------------------------------------
5. Porter, Wright, Morris & Arthur             Attorney               09/16/98               0.00          0.00         40,348.52
---------------------------------------------------------------------------------------------------------------------------------
6. Young, Conaway, Stargatt &                  Attorney               09/16/98           9,883.00      9,883.00         36,998.42
---------------------------------------------------------------------------------------------------------------------------------
7. Donlin, Recano & Company, Inc.         Claims Consultant           09/16/98          42,410.94     42,410.94         65,397.06
---------------------------------------------------------------------------------------------------------------------------------
8. Ernst & Young LLP                          Accountant              09/16/98          69,001.40     69,001.40        210,444.80
---------------------------------------------------------------------------------------------------------------------------------
9. TOTAL PAYMENTS TO PROFESSIONALS                                                     339,678.21    339,678.21      1,361,667.51
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                SCHEDULED                 AMOUNTS
                                                                 MONTHLY                   PAID              TOTAL
                                                                 PAYMENTS                 DURING             UNPAID
NAME OF CREDITOR                                                   DUE                     MONTH          POSTPETITION
------------------------------------------------------------------------------------------------------------------------------------
1.  BankBoston Retail Finance, Inc. Term Loan         Interest due the first day of      147,474.81          none
------------------------------------------------------------------------------------------------------------------------------------
2.                                                       each month
------------------------------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------------------------------------------
6.  TOTAL
------------------------------------------------------------------------------------------------------------------------------------

DEBTOR:                                                        CASE NO. 98-02107
 SUN TELEVISION AND APPLIANCES, INC.                                AND 98-02109
 SUN TV AND APPLIANCES, INC.                                JOINTLY ADMINISTERED

                                                                           MOR-8
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING JANUARY 30, 1999

--------------------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                                             YES           NO
--------------------------------------------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
     THIS REPORTING PERIOD?                                                                                X
--------------------------------------------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
     ACCOUNT?                                                                                                           X
--------------------------------------------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                              X
--------------------------------------------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                          X
--------------------------------------------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                             X
--------------------------------------------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                        X
--------------------------------------------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                        X
--------------------------------------------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                    X
--------------------------------------------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                             X
--------------------------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                             X
--------------------------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                      X
--------------------------------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                     X
--------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


ITEM #1 - Pursuant to a Bankruptcy Court order on or about January 13, 1999, MTB
          Corporation purchased certain real estate holdings and acquired certain leases of Sun's stores. Pursuant to a Bankruptcy Court order on or about December 26, 1998, International Asset Recovery acquired Sun's corporate furniture, fixtures and equipment. See MOR-3 supporting schedules for analysis of the real estate, leases and furniture, fixtures and equipment sold.

ITEM #2 - In accordance with a first day motion approved by the Bankruptcy
          Court, Sun Television's existing pre-petition bank accounts are Debtor-in-Possession bank accounts.

ITEM #4 - Pursuant to orders of the Bankruptcy Court, Sun Television paid certain pre-petition liabilities for Customer Service Programs at the 30 stores remaining open and certain pre-petition shipping charges.

ITEM #11 - In connection with the closing of the sale of real estate to and acquisition of leases by MTB Corporation, Sun Television paid outstanding pre-petition real estate taxes.


-------------------------------------------------------------------------------------------------------------
INSURANCE                                                                              YES           NO
-------------------------------------------------------------------------------------------------------------
1.  ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                            X
-------------------------------------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                              X
-------------------------------------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.                                                      X
-------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

ITEM 2: Note that approximately $10,000 in General Liability insurance premium related to several new stores opened during fiscal 1999 were NOT billed to the Company until subsequent to the Petition Date and are therefore included as a Pre-petition debt.

--------------------------------------------------------------------------------
                               INSURANCE POLICIES
--------------------------------------------------------------------------------

                  TYPE OF                                                                                           PAYMENT AMOUNT
                  POLICY                           CARRIER               PERIOD COVERED                    & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Commercial Property & Casualty       C N A                           10/1/98 through 9/30/99         - $287,100 paid 10/1/98
------------------------------------------------------------------------------------------------------------------------------
                                                                                                     - $192,463 due 1/1/99
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      and 4/1/99
------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability       Genesis Insurance Co.           7/21/98 through 7/21/99         - $199,000 paid in full
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      7/27/98
------------------------------------------------------------------------------------------------------------------------------
Workers Compensation                 EBI Companies                  10/19/97 through 10/18/98        - $21,101 for 12/97&1/98
------------------------------------------------------------------------------------------------------------------------------
                                                                                                     - $28,364 per month for
------------------------------------------------------------------------------------------------------------------------------
                                                                                                       2/98 - 8/98
------------------------------------------------------------------------------------------------------------------------------
Workers Compensation                 EBI Companies                10/19/98 through 11/18/98 (A)      - $41,958 paid 11/2/98
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Workers Compensation                 Various State Funds          11/19/98 through final store      - $113,740 paid 11/13/98
------------------------------------------------------------------------------------------------------------------------------
                                                               closing date in various states (B)
------------------------------------------------------------------------------------------------------------------------------

                           NOTE A: EBI granted Sun Television a 30 day extension
                                   on the WC policy.

                           NOTE B: Sun applied for state fund coverage in
                                   Pennsylvania, Indiana, Virginia, New York and Kentucky. No coverage was necessary for Tennessee as final store closed in that state on November 8, 1998. Sun was required to apply for State Fund coverage for WC due to the EBI Companies denying coverage after the 30 day extension period. Sun is still self-insured in Ohio and West Virginia.

DEBTOR:                                                        CASE NO. 98-02107
 SUN TELEVISION AND APPLIANCES, INC.                                AND 98-02109
 SUN TV AND APPLIANCES, INC.                                JOINTLY ADMINISTERED

                                                                           MOR-9
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING JANUARY 30, 1999


--------------------------------------------------------------------------------
                                    PERSONNEL

--------------------------------------------------------------------------------

                                                                     FULL TIME            PART TIME              TOTAL
-------------------------------------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                    104                   0                   104
-------------------------------------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                          0                    0                    0
-------------------------------------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period        (47)                  0                   (47)
-------------------------------------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                57                   0                    57
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                CHANGE OF ADDRESS

--------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE: _______N/A______________

NEW ADDRESS: ___________________N/A________________________

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                              DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     JANUARY 1999 MONTHLY OPERATING REPORT

                         SUPPORTING SCHEDULES FOR MOR-3

                  CALCULATION OF LOSS ON SALE OF PROPERTIES TO
                                MTB CORPORATION

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (DEBTORS-IN-POSSESSION)
                          CASE NO. 98-2107 AND 98-2109
                            MOR-3 SUPPORTING SCHEDULE

                  CALCULATION OF LOSS ON SALE OF PROPERTIES TO
                                MTB CORPORATION

PROCEEDS TO BE RECEIVED FROM MTB CORPORATION:
---------------------------------------------
         Total Purchase Price                                                                                 $19,677,000

         Adjustments to Proceeds:

               BankBoston fees and term loan payoff                                      (6,066,999)

               Building and sign repairs - credit to MTB Corporation                       (197,006)

               Property tax adjustments for 1998 and pro-rated 1999                        (460,494)

               Common area maintenance charges credited to MTB Corporation                   (1,113)

               Sublessee rents credited to MTB Corporation                                  (18,314)

               Closing costs                                                                (21,829)
                                                                                   -----------------

         Total Adjustments to Proceeds                                                                         (6,765,755)
                                                                                                          ----------------

         Total Proceeds to be Received                                                                        $12,911,245
                                                                                                          ================


LOSS ON SALE OF PROPERTIES:
---------------------------

         Net book value of properties acquired by MTB Corporation                       $21,790,778

         Building/sign repairs paid through closing                                         197,006

         Insurance recovery - building repairs                                              (77,079)

         Closing costs                                                                       21,829
                                                                                   -----------------

                                                                                         21,932,534

         Purchase price                                                                  19,677,000
                                                                                   -----------------

                            LOSS ON SALE OF PROPERTIES                                  ($2,255,534)
                                                                                   =================


PROCEEDS RECEIVED FROM MTB CORPORATION:
---------------------------------------

         February 1, 1999 funding                                                       $12,761,245

         Released from escrow February 12, 1999                                              85,000

         Released from escrow February 23, 1999                                              21,829
                                                                                   -----------------

               Total proceeds received                                                   12,868,074

               Escrow balance                                                                43,171
                                                                                   -----------------

               Total proceeds to be received                                            $12,911,245
                                                                                   =================

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION
                          CASE NO. 98-2107 AND 98-2109
                     JANUARY 1999 MONTHLY OPERATING REPORT
                          SUPPORTING SCHEDULE FOR MOR-3


                    CALCULATION OF LOSS ON SALE OF CORPORATE
                      FURNITURE, FIXTURES AND EQUIPMENT TO
                          INTERNATIONAL ASSET RECOVERY

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (DEBTORS-IN-POSSESSION)
                          CASE NO. 98-2107 AND 98-2109
                            MOR-3 SUPPORTING SCHEDULE

  CALCULATION OF LOSS ON SALE OF CORPORATE FURNITURE, FIXTURES AND EQUIPMENT TO
                          INTERNATIONAL ASSET RECOVERY





LOSS ON SALE OF CORPORATE FURNITURE, FIXTURES AND EQUIPMENT:
------------------------------------------------------------
         Book value of corporate furniture, fixtures and equipment acquired by
               International Asset Recovery                                                                $1,701,428

         Purchase price                                                                                       780,000
                                                                                                      ----------------

                            LOSS ON SALE OF CORPORATE FURNITURE, FIXTURES AND EQUIPMENT                     ($921,428)
                                                                                                      ================


PROCEEDS RECEIVED FROM INTERNATIONAL ASSET RECOVERY:
----------------------------------------------------

         January 4, 1999 funding                                                                             $257,500

         January 5, 1999 funding                                                                              132,500

         Cashier's check received January 5, 1999                                                             390,000
                                                                                                      ----------------

                            TOTAL PROCEEDS                                                                   $780,000
                                                                                                      ================

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                     JANUARY 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-4

                       SUMMARY OF BANK STATEMENT ACTIVITY

DEBTOR:                     MOR-4 SUPPORTING SCHEDULE          CASE NO. 98-02107
 SUN TELEVISION AND ALLIANCES, INC.                                 AND 98-02108
 SUN TV AND APPLIANCES, INC.                                JOINTLY ADMINISTERED

BANK                                                         BANKBOSTON              BANKBOSTON                 NATIONAL CITY

ACCOUNT NAME                                                 BRF, INC. FOR           BBRF AS AGENT FOR
                                                             PROCEEDS FROM           SUN TV
                                                             SUN TV & APPLIANCES     CASH COLLATERAL            CONCENTRATION

ACCOUNT NUMBER                                               804-81979               898-28038                  394035037
------------------------------------------------------------------------------------------------------------------------------

BALANCE 1/2/99                                                   74,908.00             5,094,946.23         1,470,841.22



TSF FROM HNB A/C 01891740727                                      1,522.00
STORE DEPOSITS                                                                                              3,320,479.99
TRANSFERS FROM SMALL BANKS                                                                                    742,679.22
CREDIT CARD DEPOSITS, NET                                     6,210,403.29
INTERNATL ASSET RECOVERY - CORPORATE FURN/FIXTURES              390,000.00
GENCO - DEFECTIVE INVENTORY PROCEEDS                             63,320.81
UNIVERSAL/PETTERS - EXPENSE REIMBURSEMENT                                                                     613,010.53
DEPOSIT RETURNED - GORDON BROTHERS                                                      (390,000.00)
DEPOSIT RETURNED - UNIVERSAL/PETTERS                                                    (100,000.00)
TRANSFERS TO TERM LOAN                                                                (2,390,000.00)         (365,000.00)
TRANSFERS TO/FROM BANKBOSTON A/C 898-28038                   (6,665,154.10)            7,000,181.96
TSF TO BANKBOSTON A/C 804-81979
WIRE TSF TO UNIVERSAL/PETTERS - STORE RECEIPTS                                        (7,837,382.05)       (3,102,455.97)
WIRE TSF TO SUN TV CONCENTRATION ACCOUNT                                                (310,338.72)          310,338.72
WIRE TSF TO VENDORS                                                                                        (1,537,956.92)
WIRE TSF TO NCB A/CS - P/R, W/C, HEALTH INS, PROF FEES                                                       (452,374.16)
WIRE TSF TO HNB ESCROW ACCOUNT                                                                               (168,000.00)
WIRE TSF FROM/TO SUN TV SEI INVESTMENT FUND                                                                 1,120,000.00
TERM LOAN INTEREST PAID                                                                 (147,474.81)
CHECKS PAID                                                                                                (1,915,713.36)
BANKBOSTON LEGAL FEES PAID                                                               (55,630.29)
WIRES OUT - DIRECT DEP. & P/R TAX
NSF CHECKS                                                                                                    (26,120.24)
BANK/CREDIT CARD FEES                                                                        (12.00)           (8,028.63)


                                                          ====================================================================
BALANCE 1/30/99                                                  75,000.00               864,290.32             1,700.40
                                                          ====================================================================



Beginning of month balance - above accounts                   7,319,674.15
Beginning of month balance - small banks                        372,326.83
                                                          ================
Beginning of month balance - all accounts                     7,692,000.98
                                                          ================


End of month balance - above accounts                         1,303,889.17
End of month balance - small banks                              300,089.20
                                                          ================
End of month balance - all accounts                           1,603,978.37
                                                          ================

BANK                                                          NATIONAL CITY        NATIONAL CITY      NATIONAL CITY    NATIONAL CITY

ACCOUNT NAME
                                                              WORKERS                                 HEALTH           PROFESSIONAL
                                                              COMPENSATION         PAYROLL            INSURANCE        FEES

ACCOUNT NUMBER                                                3941035053           394035045          394034958        394078205
------------------------------------------------------------------------------------------------------------------------------------

BALANCE 1/2/99                                              27,444.80           104,600.64          69,173.10          271,000.00



TSF FROM HNB A/C 01891740727
STORE DEPOSITS
TRANSFERS FROM SMALL BANKS
CREDIT CARD DEPOSITS, NET
INTERNATL ASSET RECOVERY - CORPORATE FURN/FIXTURES
GENCO - DEFECTIVE INVENTORY PROCEEDS
UNIVERSAL/PETTERS - EXPENSE REIMBURSEMENT
DEPOSIT RETURNED - GORDON BROTHERS
DEPOSIT RETURNED - UNIVERSAL/PETTERS
TRANSFERS TO TERM LOAN
TRANSFERS TO/FROM BANKBOSTON A/C 898-28038
TSF TO BANKBOSTON A/C 804-81979
WIRE TSF TO UNIVERSAL/PETTERS - STORE RECEIPTS
WIRE TSF TO SUN TV CONCENTRATION ACCOUNT
WIRE TSF TO VENDORS
WIRE TSF TO NCB A/CS - P/R, W/C, HEALTH INS, PROF FEES      38,548.69           413,825.47
WIRE TSF TO HNB ESCROW ACCOUNT
WIRE TSF FROM/TO SUN TV SEI INVESTMENT FUND                                                                           (270,000.00)
TERM LOAN INTEREST PAID
CHECKS PAID                                                (45,965.32)         (158,799.11)
BANKBOSTON LEGAL FEES PAID
WIRES OUT - DIRECT DEP. & P/R TAX                                              (291,971.15)
NSF CHECKS
BANK/CREDIT CARD FEES


                                                         ===========================================================================
BALANCE 1/30/99                                             20,028.17            67,655.85          69,173.10            1,000.00
                                                         ===========================================================================

BANK                                                        HUNTINGTON NAT'L      HUNTINGTON NAT'L

ACCOUNT NAME
                                                            OLD
                                                            PAYROLL               CONCENTRATION

ACCOUNT NUMBER                                              01891448090           01891740727
--------------------------------------------------------------------------------------------------

BALANCE 1/2/99                                               205,238.16              1,522.00



TSF FROM HNB A/C 01891740727
STORE DEPOSITS
TRANSFERS FROM SMALL BANKS
CREDIT CARD DEPOSITS, NET
INTERNATL ASSET RECOVERY - CORPORATE FURN/FIXTURES
GENCO - DEFECTIVE INVENTORY PROCEEDS
UNIVERSAL/PETTERS - EXPENSE REIMBURSEMENT
DEPOSIT RETURNED - GORDON BROTHERS
DEPOSIT RETURNED - UNIVERSAL/PETTERS
TRANSFERS TO TERM LOAN
TRANSFERS TO/FROM BANKBOSTON A/C 898-28038
TSF TO BANKBOSTON A/C 804-81979                                                     (1,522.00)
WIRE TSF TO UNIVERSAL/PETTERS - STORE RECEIPTS
WIRE TSF TO SUN TV CONCENTRATION ACCOUNT
WIRE TSF TO VENDORS
WIRE TSF TO NCB A/CS - P/R, W/C, HEALTH INS, PROF FEES
WIRE TSF TO HNB ESCROW ACCOUNT
WIRE TSF FROM/TO SUN TV SEI INVESTMENT FUND
TERM LOAN INTEREST PAID
CHECKS PAID                                                      (10.88)
BANKBOSTON LEGAL FEES PAID
WIRES OUT - DIRECT DEP. & P/R TAX
NSF CHECKS
BANK/CREDIT CARD FEES                                           (185.95)


                                                         =========================================
BALANCE 1/30/99                                              205,041.33                  -
                                                         =========================================

DEBTOR:                     MOR-4 SUPPORTING SCHEDULE          CASE NO. 98-02107
 SUN TELEVISION AND ALLIANCES, INC.                                 AND 98-02108
 SUN TV AND APPLIANCES, INC.                                JOINTLY ADMINISTERED

                                                                                                                  BALANCE
   STORE #     NAME                                  BANK                          ACCOUNT                        12/31/98
-------------------------------------------------------------------------------------------------------------------------------
     217       FINDLAY                               OHIO BANK                     7067480                        $ 16,495.71
     219       CENTURY III                           PNC                           10-0120-8537                      3,433.06
    234/36     ROBINSON/WASH                         PNC                           00-0107-5987                     31,390.54
     239       LIMA                                  BANK ONE                      021012644                        46,008.10
     240       ERIE                                  PNC                           61-0169-0677                     86,455.90
     242       BECKLEY                               BANK ONE WEST                 625599303                        31,872.03
     245       PARKERSBURG                           WESBANCO                      310798542                         8,099.26
    258/62     CHARLESTON/HUNTINGTON                 HUNTINGTON BANK               1221021524                       59,614.81
     260       FRANKFORT                             FIFTH THIRD BANK              825-66496                           (20.89)
     263       POTTSVILLE                            FIRST UNION                   14194-53169                      12,544.55
     264       OWENSBORO                             FIFTH THIRD BANK              821-81174                             1.44
     266       CHRISTIANSBURG                        FIRST UNION                   2050000257704                    14,034.94
     267       WESTERN HILLS                         PNC                           40-0077-2631                      1,012.86
     268       FIELDS ERTEL                          PNC                           40-0077-2658                        864.30
     269       ALEXANDRIA                            PNC                           40-0077-2666                      9,696.03
     270       COLUMBUS,IN                           IRWIN UNION BANK.             39658034                         24,110.70
     272       RICHMOND, KY                          NATIONAL CITY BANK            354073282                        14,587.21
     275       HAMILTON                              KEY BANK                      353661000201                      8,441.39
     276       AURORA                                FIFTH THIRD BANK              748-32344                         3,684.89

                                                                                                      -------------------------
                                                     GRAND TOTALS                                                $ 372,326.83
                                                                                                      =========================

               TOTAL                                                                              BALANCE
   STORE #    CREDITS              NSF CKS           BANK FEES             TRANSFERS              1/31/99
------------------------------------------------------------------------------------------------------------
     217    $ 146,929.49          $ (949.30)           $ (42.70)         $ (148,000.00)          $ 14,433.20
     219                                                                     (3,433.06)                 -
    234/36                                              (144.38)            (31,246.16)                 -
     239      182,238.12                                (189.25)           (189,000.00)            39,056.97
     240       33,216.99                                (405.88)            (30,000.00)            89,267.01
     242       25,721.99                                 (12.10)            (13,000.00)            44,581.92
     245       20,973.76            (603.20)            (316.53)             (9,000.00)            19,153.29
    258/62    297,105.68          (2,640.60)            (132.60)           (276,000.00)            77,947.29
     260           20.89                                                                                -
     263                                                                    (12,544.55)                 -
     264                                                  (1.44)                                        -
     266                                                (124.28)            (13,910.66)                 -
     267                                                 (12.16)             (1,000.70)                 -
     268                                                 (12.58)               (851.72)                 -
     269                                                                     (9,696.03)                 -
     270                                                                    (23,000.00)             1,110.70
     272                                                 (48.39)                                   14,538.82
     275            1.85                                                     (8,443.24)                 -
     276                                                                     (3,684.89)                 -

            ------------------------------------------------------------------------------------------------
            $ 706,208.77        $ (4,193.10)        $ (1,442.29)         $ (772,811.01)         $ 300,089.20
            ================================================================================================

                     SUN TELEVISION AND APPLIANCES, INC.
                         SUN TV AND APPLIANCES, INC.
                            DEBTORS-IN-POSSESSION

                         CASE NO. 98-2107 AND 98-2109

                    JANUARY 1999 MONTHLY OPERATING REPORT

                        SUPPORTING SCHEDULES FOR MOR-4

                       ANALYSIS OF BANKBOSTON TERM LOAN

                     SUN TELEVISION AND APPLIANCES, INC.
                         SUN TV AND APPLIANCES, INC.
                            DEBTORS IN POSSESSION

                         CASE NO. 98-2107 AND 98-2109

                    FOR THE MONTH ENDING JANUARY 30, 1999

                          MOR-4 SUPPORTING SCHEDULE

                ANALYSIS OF BANKBOSTON TERM LOAN DURING PERIOD


BALANCE AT 1/2/99                                                                       6,519,183.97

PAYDOWN ON 1/5/99                                                                        (257,500.00) (1)
PAYDOWN ON 1/6/99                                                                        (132,500.00) (1)
PAYDOWN ON 1/8/99                                                                        (365,000.00) (2)
PAYDOWN ON 1/13/99                                                                     (2,000,000.00) (3)
                                                                            ------------------------

BALANCE AT 1/30/99, PER BANK STATEMENT                                                  3,764,183.97

UNAMORTIZED DISCOUNT                                                                     (182,162.00)
                                                                            ------------------------

BALANCE AT 1/30/99, PER FINANCIAL STATEMENTS                                            3,582,021.97
                                                                            ========================


(1) Represents proceeds from International Asset Recovery applied to the term loan.

(2) Payment received from Sun Television.

(3) Represents payment from cash collateral account.

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                              DEBTORS-IN-POSSESSION


                          CASE NO. 98-2107 AND 98-2109


                     JANUARY 1999 MONTHLY OPERATING REPORT





                         SUPPORTING SCHEDULES FOR MOR-4


                    DETAIL LISTING OF ACH AND WIRE TRANSFERS

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                              DEBTORS IN POSSESSION


                          CASE NO. 98-2107 AND 98-2109

                      FOR THE MONTH ENDING JANUARY 30, 1999
         (COVERING THE PERIOD JANUARY 3, 1999 THROUGH JANUARY 30, 1999)

                            MOR-4 SUPPORTING SCHEDULE

                 SUMMARY OF ACH AND WIRE TRANSFERS DURING PERIOD

        Type              Date                   Vendor                                             Amount               ACH/Wire
        ----              ----                   ------                                             ------               --------
       Escrow            1/12/99    Huntington Trust                                                 25,000.00             Wire
       Escrow            1/13/99    Huntington Trust                                                143,000.00             Wire
                                                                                               ---------------
                                                                             Total Escrow           168,000.00
                                                                                               ---------------

       Freight           1/7/99     Salem Logistics                                                   2,241.50             Wire
       Freight           1/14/99    Salem Logistics                                                   1,423.65             Wire
                                                                                               ---------------
                                                                            Total Freight             3,665.15
                                                                                               ---------------

      Insurance          1/7/99     Medical Mutual                                                   68,674.10             Wire
      Insurance          1/8/99     Medical Mutual                                                   48,299.32             Wire
      Insurance          1/15/99    Medical Mutual                                                   30,214.66             Wire
      Insurance          1/22/99    Medical Mutual                                                   23,966.56             Wire
      Insurance          1/29/99    Medical Mutual                                                   75,563.97             Wire
                                                                                               ---------------
                                                                          Total Insurance           246,718.61
                                                                                               ---------------

     Liquidators         1/4/99     Universal/Petters                                               143,287.38             Wire
     Liquidators         1/5/99     Universal/Petters                                               467,199.59             Wire
     Liquidators         1/6/99     Universal/Petters                                                91,106.36             Wire
     Liquidators         1/8/99     Universal/Petters                                               201,290.38             Wire
     Liquidators         1/11/99    Universal/Petters                                                98,998.49             Wire
     Liquidators         1/12/99    Universal/Petters                                               415,486.76             Wire
     Liquidators         1/13/99    Universal/Petters                                                68,686.38             Wire
     Liquidators         1/14/99    Universal/Petters                                                78,054.48             Wire
     Liquidators         1/15/99    Universal/Petters                                                35,289.81             Wire
     Liquidators         1/19/99    Universal/Petters                                                84,957.59             Wire
     Liquidators         1/20/99    Universal/Petters                                               700,957.22             Wire
     Liquidators         1/21/99    Universal/Petters                                                68,079.33             Wire
     Liquidators         1/22/99    Universal/Petters                                                77,833.79             Wire
     Liquidators         1/25/99    Universal/Petters                                                60,604.33             Wire
     Liquidators         1/27/99    Universal/Petters                                               462,625.71             Wire
     Liquidators         1/28/99    Universal/Petters                                                25,487.62             Wire
     Liquidators         1/29/99    Universal/Petters                                                22,510.75             Wire
                                                                                               ---------------
                                                                        Total Liquidators         3,102,455.97
                                                                                               ---------------

       Payroll           1/7/99     ADP                                                               2,713.28             ACH
       Payroll           1/14/99    ADP                                                             158,493.45             ACH
       Payroll           1/15/99    ADP                                                              27,716.56             ACH
       Payroll           1/28/99    ADP                                                             224,902.18             ACH
                                                                                              ----------------
                                                                            Total Payroll           413,825.47
                                                                                              ----------------

                                                                          1 of 2

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                              DEBTORS IN POSSESSION


                          CASE NO. 98-2107 AND 98-2109

                      FOR THE MONTH ENDING JANUARY 30, 1999
         (COVERING THE PERIOD JANUARY 3, 1999 THROUGH JANUARY 30, 1999)

                            MOR-4 SUPPORTING SCHEDULE

                 SUMMARY OF ACH AND WIRE TRANSFERS DURING PERIOD


        Type              Date                   Vendor                                             Amount               ACH/Wire
        ----              ----                   ------                                             ------               --------

    Professional         1/13/99    Business Regeneration                                           137,646.32             Wire
                                                                                              ----------------
                                                                       Total Professional           137,646.32
                                                                                              ----------------

        Rent             1/8/99     Anchor Sun Ltd Partnership                                       38,618.75             Wire
                                                                                              ----------------
                                                                               Total Rent            38,618.75
                                                                                              ----------------

      Term Loan          1/7/99     Bank Boston                                                     365,000.00             Wire
                                                                                              ----------------
                                                                          Total Term Loan           365,000.00
                                                                                              ----------------

      Sales Tax          1/20/99    PA Sales Tax                                                    127,339.83             ACH
      Sales Tax          1/25/99    Kentucky Sales Tax                                                  536.77             ACH
      Sales Tax          1/25/99    Ohio Sales Tax                                                  983,431.44             ACH
                                                                                              ----------------
                                                                          Total Sales Tax         1,111,308.04
                                                                                              ----------------

    Workers Comp         1/7/99     M&N Risk Management                                              22,535.43             ACH
    Workers Comp         1/27/99    M&N Risk Management                                              16,013.26             ACH
                                                                                              ----------------
                                                               Total Workers Compensation            38,548.69
                                                                                              ----------------


                      TOTAL WIRE AND ACH TRANSFERS                                                5,625,787.00
                                                                                              ================


                                                                          2 of 2

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      JANUARY 1999 MONTHLY OPERATING REPORT

                        SUPPORTING SCHEDULES FOR MOR-4

                        DETAIL LISTING OF CHECKS WRITTEN

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (Debtors-in-Possession)
                          Case No. 98-2107 and 98-2109
                           MOR-4 SUPPORTING SCHEDULE

           POST-PETITION CHECKS FOR THE PERIOD 1/3/99 THROUGH 1/30/99
                  (Associate payroll checks are not included)








---------------------------
        Check Date
---------------------------
    YEAR    MON      DAY       CHECK#  PAYEE                                                         TYPE                    AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

       99        1      12       712551 AEI MUSIC NETWORK INC.                                     Advertising              1,049.68
       99        1      22       712717 S K ADVERTISING                                            Advertising             14,000.00
       99        1      22       712720 S K ADVERTISING                                            Advertising                115.72
       99        1      13       712607 TCI CABLE ADVERTISING                                      Advertising                691.63
       99        1       5       712498 WJET TV                                                    Advertising              1,024.25
       99        1       5       712459 WVVA TELEVISION                                            Advertising              1,944.80
------------------------------------------------------------------------------------------------------------------------------------
                                                           Advertising                                                     18,826.08
------------------------------------------------------------------------------------------------------------------------------------
       99        1      12       712594 ASSOCIATED ELECTRONICS                                   Contract Labor             5,146.93
       99        1      11       712525 MID-WEST INDUSTRIES INC                                  Contract Labor             1,038.00
       99        1       5       712495 TRUFORM GRAPHICS,INC                                     Contract Labor             1,057.50
------------------------------------------------------------------------------------------------------------------------------------
                                                          Contract Labor                                                    7,242.43
------------------------------------------------------------------------------------------------------------------------------------
       99        1      11       712532 CHET WILSON                                             Employee Advance              120.00
       99        1       5       712500 CRAIG MIDDLEMUS                                         Employee Advance              200.00
       99        1      15       712638 GLENN WHITAKER                                          Employee Advance              200.00
       99        1      11       712533 JEFF HAYDEN                                             Employee Advance              120.00
       99        1      22       712724 JENNIFER LEMASTER                                       Employee Advance              300.00
------------------------------------------------------------------------------------------------------------------------------------
                                                         Employee Advance                                                     940.00
------------------------------------------------------------------------------------------------------------------------------------
       99        1      29       712799 EUROPEAN AMERICAN BANK                                  Equipment Rental           15,004.89
       99        1      29       712800 FIFTH THIRD BANK                                        Equipment Rental           15,730.33
------------------------------------------------------------------------------------------------------------------------------------
                                                         Equipment Rental                                                  30,735.22
------------------------------------------------------------------------------------------------------------------------------------
       99        1      22       712726 IAR, INC                                             Furniture & Equipment         15,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                                      Furniture & Equipment                                                15,000.00
------------------------------------------------------------------------------------------------------------------------------------
       99        1      19       712691 CHAPTER 13 TRUSTEE                                        Garnishments                401.08
       99        1      27       712767 CHAPTER 13 TRUSTEE                                        Garnishments                401.08
       99        1      19       712692 FRANKLIN COUNTY C S E A                                   Garnishments                606.85
       99        1      27       712768 FRANKLIN COUNTY C S E A                                   Garnishments                606.85
       99        1      19       712694 PHEAA                                                     Garnishments                 94.15
       99        1      27       712770 PHEAA                                                     Garnishments                 94.15
       99        1      19       712693 PICKAWAY COUNTY C S E A                                   Garnishments                132.60
       99        1      27       712769 PICKAWAY COUNTY C S E A                                   Garnishments                132.60
------------------------------------------------------------------------------------------------------------------------------------
                                                           Garnishments                                                     2,469.36
------------------------------------------------------------------------------------------------------------------------------------
       99        1      14       712628 MEDICAL LIFE INSURANCE CO                                  Insurance                3,822.05
       99        1      28       712785 UNUM  LIFE INS CO OF AMERICA                               Insurance                3,220.00
------------------------------------------------------------------------------------------------------------------------------------
                                                            Insurance                                                       7,042.05
------------------------------------------------------------------------------------------------------------------------------------
       99        1      28       712775 CITY OF BARBOURSVILLE                                    Mercantile Tax            10,597.94
       99        1      28       712779 CITY OF BECKLEY                                          Mercantile Tax             8,630.57
       99        1      28       712778 CITY OF CHARLESTON                                       Mercantile Tax            12,601.32
       99        1      28       712777 CITY OF PARKERSBURG                                      Mercantile Tax             9,114.64
       99        1      28       712780 JORDAN TAX SERVICE, INC                                  Mercantile Tax             1,434.71
       99        1      28       712776 LEGAL TAX SERVICE                                        Mercantile Tax             1,434.71
       99        1      28       712784 LILLIAN H TRAUTMAN COLLECTOR                             Mercantile Tax             1,808.26
       99        1      28       712783 SCOTT TOWNSHIP                                           Mercantile Tax               872.54
------------------------------------------------------------------------------------------------------------------------------------
                                                          Mercantile Tax                                                   46,494.69
------------------------------------------------------------------------------------------------------------------------------------
       99        1       8       712516 CASIO INC                                                 Merchandise             149,697.19
       99        1      12       712596 DISCIPLINE MARKETING INC                                  Merchandise              54,850.50
------------------------------------------------------------------------------------------------------------------------------------
                                                           Merchandise                                                    204,547.69
------------------------------------------------------------------------------------------------------------------------------------
       99        1      12       712592 BARB VAZQUEZ                                             Miscellaneous                 86.79
       99        1      12       712576 BOB & BOB DOOR CO                                        Miscellaneous                 70.00
       99        1      19       712668 BT OFFICE PRODUCTS INT'L, INC.                           Miscellaneous                 22.06
       99        1      11       712519 BUCKEYE BUSINESS PRODUCTS                                Miscellaneous                299.55
       99        1      19       712657 BUCKEYE BUSINESS PRODUCTS                                Miscellaneous                146.40
       99        1       5       712460 DIGITAL EQUIPMENT CO                                     Miscellaneous                273.49
       99        1      19       712658 FAIRFIELD INN BY MARRIOTT                                Miscellaneous              3,771.03
       99        1      29       712802 GORDON FLESCH CO INC                                     Miscellaneous                108.42
       99        1      12       712575 HARBINGER CORPORATION                                    Miscellaneous                 56.87
       99        1      28       712781 MERRILL LYNCH (401K)                                     Miscellaneous             17,121.96
       99        1      12       712547 OTIS ELEVATOR COMPANY                                    Miscellaneous                327.95
       99        1       5       712479 SONSHINE CLEANING                                        Miscellaneous              2,250.00
       99        1      22       712712 SUZANNE HARRINGTON ENTERPRISES                           Miscellaneous                264.70
       99        1       5       712455 TRAVEL PLEX EAST                                         Miscellaneous                826.00
       99        1      22       712722 TRAVEL PLEX EAST                                         Miscellaneous                718.00




                                                                          1 of 5

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (Debtors-in-Possession)
                          Case No. 98-2107 and 98-2109
                           MOR-4 SUPPORTING SCHEDULE

           POST-PETITION CHECKS FOR THE PERIOD 1/3/99 THROUGH 1/30/99
                  (Associate payroll checks are not included)









       99        1      11       712527 TURF PRO                                                 Miscellaneous              2,273.64
       99        1      13       712618 WHOLESALE PETTY CASH                                     Miscellaneous              1,369.27
       99        1      13       712620 WHOLESALE PETTY CASH                                     Miscellaneous              2,290.00
------------------------------------------------------------------------------------------------------------------------------------
                                                          Miscellaneous                                                    32,276.13
------------------------------------------------------------------------------------------------------------------------------------
       99        1      12       712546 AUTOMATIC DATA PROCESSING                                   Payroll                   492.07
       99        1      19       712656 AUTOMATIC DATA PROCESSING                                   Payroll                   510.37
       99        1      22       712703 AUTOMATIC DATA PROCESSING                                   Payroll                 1,653.86
       99        1      27       712754 AUTOMATIC DATA PROCESSING                                   Payroll                   412.95
------------------------------------------------------------------------------------------------------------------------------------
                                                             Payroll                                                        3,069.25
------------------------------------------------------------------------------------------------------------------------------------
       99        1      27       712761 FRANK MURGIA, TAX COLLECTOR                              Payroll Taxes                200.00
       99        1      27       712759 HAB-OPT                                                  Payroll Taxes                117.60
       99        1      27       712757 HARRY E. EBLING & ASSOCIATES                             Payroll Taxes                 10.00
       99        1      27       712760 JORDAN TAX SERVICE, INC                                  Payroll Taxes                 49.00
       99        1      27       712755 LAURA KEISLING  COLLECTOR                                Payroll Taxes                110.00
       99        1      27       712756 LEGAL TAX SERVICE                                        Payroll Taxes                 49.00
       99        1      27       712758 NORTH CORNWALL TOWNSHIP                                  Payroll Taxes                 19.60
       99        1      27       712762 NORTH HILLS SCHOOL DISTRICT                              Payroll Taxes                 40.00
       99        1      27       712763 SCOTT TOWNSHIP                                           Payroll Taxes                  9.80
       99        1      27       712765 SPECIAL TAX COLLECTOR                                    Payroll Taxes                 30.00
       99        1      27       712764 SUMMIT TOWNSHIP TAX COLLECTOR                            Payroll Taxes                 60.00
------------------------------------------------------------------------------------------------------------------------------------
                                                          Payroll Taxes                                                       695.00
------------------------------------------------------------------------------------------------------------------------------------
       99        1      25       712743 APPLE DIRECT MAIL SERVICES LTD                              Postage                16,500.00
       99        1      26       712752 CPMM SERVICES GROUP                                         Postage                 2,520.00
       99        1      14       712626 FEDERAL EXPRESS                                             Postage                    13.75
       99        1      14       712630 FEDERAL EXPRESS                                             Postage                    10.75
       99        1      25       712745 FEDERAL EXPRESS                                             Postage                    17.25
       99        1      28       712786 FEDERAL EXPRESS                                             Postage                    17.25
       99        1      28       712772 QUIKPRO COURIER                                             Postage                    57.50
       99        1      28       712796 UNITED PARCEL SERVICE                                       Postage                    77.00
------------------------------------------------------------------------------------------------------------------------------------
                                                             Postage                                                       19,213.50
------------------------------------------------------------------------------------------------------------------------------------
       99        1       5       712499 BOWNE OF CLEVELAND INC                                    Professional              1,726.90
       99        1      22       712715 BOWNE OF CLEVELAND INC                                    Professional                998.28
       99        1      11       712520 COOPERS & LYBRAND                                         Professional              2,925.00
       99        1      12       712565 CREDIT BUREAU OF COL INC                                  Professional                 15.86
       99        1      11       712528 CT CORPORATION SYSTEM                                     Professional                545.00
       99        1       5       712502 DAVID L BETZ ARCHITECT INC                                Professional                200.00
       99        1      11       712522 DONLIN RECANO & COMPANY, INC.                             Professional             42,410.94
       99        1      11       712523 ERNST & YOUNG LLP                                         Professional             69,001.40
       99        1      28       712782 MAPSYS INC                                                Professional             10,362.00
       99        1       4       712453 MELROSE CONSULTING                                        Professional             11,853.70
       99        1       5       712463 MERRILL LYNCH,PIERCE,FENNER &                             Professional                272.48
       99        1      11       712521 OPEN TECHNOLOGY GROUP INC                                 Professional             11,328.00
       99        1      22       712711 OPEN TECHNOLOGY GROUP INC                                 Professional              7,257.00
       99        1      26       712748 OPEN TECHNOLOGY GROUP INC                                 Professional              9,261.00
       99        1       5       712514 OTTERBOURG,STEINDLER,HOUSTON &                            Professional             80,736.55
       99        1       5       712478 PEPPER HAMILTON LLP                                       Professional             10,860.73
       99        1      22       712714 PR NEWSWIRE                                               Professional                888.75
       99        1      12       712591 PRODATA COMPUTER SERVICES INC                             Professional                159.00
       99        1      19       712669 ROBINSON & MCELWEE LLP                                    Professional                388.28
       99        1       5       712493 SOPHISTICATED SYSTEMS INC                                 Professional              1,540.00
       99        1      12       712598 YOUNG CONAWAY STARGATT &                                  Professional              9,883.00
------------------------------------------------------------------------------------------------------------------------------------
                                                           Professional                                                   272,613.87
------------------------------------------------------------------------------------------------------------------------------------
       99        1      11       712524 BOBBIE M HALL                                            Property Taxes            24,565.14
       99        1      13       712603 BOBBIE M HALL                                            Property Taxes           135,765.91
       99        1      13       712602 ELLIS D MEREDITH, TREASURER                              Property Taxes             5,495.63
       99        1      13       712601 STEPHEN T METZGER, TREASURER                             Property Taxes            12,769.95
       99        1      13       712604 TRUMBULL COUNTY TREASURER                                Property Taxes             7,469.39
------------------------------------------------------------------------------------------------------------------------------------
                                                          Property Taxes                                                  186,066.02
------------------------------------------------------------------------------------------------------------------------------------
       99        1      12       712535 BROOKLOR,LLC                                                  Rent                 84,669.44
       99        1      12       712537 COLONY SQUARE OF MAYFIELD                                     Rent                 21,421.77
       99        1      15       712640 EARLE W KAZIS ASSOCIATES INC                                  Rent                 15,528.00
       99        1      12       712536 FRANKLIN SQUARE                                               Rent                 25,920.42
       99        1      11       712518 HUNTINGTON MALL                                               Rent                 11,294.88
       99        1      22       712718 LOMAX REALTY LLC                                              Rent                    464.52





                                                                          2 of 5

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (Debtors-in-Possession)
                          Case No. 98-2107 and 98-2109
                            MOR-4 SUPPORTING SCHEDULE

           POST-PETITION CHECKS FOR THE PERIOD 1/3/99 THROUGH 1/30/99
                  (Associate payroll checks are not included)









       99        1      12       712538 MET LIFE CFC                                                  Rent                 25,560.50
       99        1      12       712539 PARK ASSOCIATES                                               Rent                 49,279.34
       99        1      12       712540 ROSEMONT COMMONS LIMITED                                      Rent                 27,462.86
       99        1      12       712542 WAL MART STORES INC                                           Rent                 18,418.12
       99        1      12       712541 WASHINGTON PLAZA                                              Rent                 14,846.63
------------------------------------------------------------------------------------------------------------------------------------
                                                               Rent                                                       294,866.48
------------------------------------------------------------------------------------------------------------------------------------
       99        1      29       712798 DEPT. OF TAX AND REVENUE                                   Sales Tax              223,119.89
       99        1      20       712696 INDIANA DEPARTMENT OF REVENUE                              Sales Tax               21,653.35
       99        1      20       712697 VIRGINIA DEPT OF TAXATION                                  Sales Tax               16,371.18
------------------------------------------------------------------------------------------------------------------------------------
                                                            Sales Tax                                                     261,144.42
------------------------------------------------------------------------------------------------------------------------------------
       99        1      18       712644 BROOKS ARMORED CAR SERVICE,INC                              Security                  206.46
       99        1      12       712582 METROPOLITAN ARMORED CAR INC                                Security                1,665.60
------------------------------------------------------------------------------------------------------------------------------------
                                                             Security                                                       1,872.06
------------------------------------------------------------------------------------------------------------------------------------
       99        1      19       712655 ARAMARK UNIFORM SERVICES INC                                Uniforms                   46.82
------------------------------------------------------------------------------------------------------------------------------------
                                                             Uniforms                                                          46.82
------------------------------------------------------------------------------------------------------------------------------------
       99        1       5       712497 WHIRLPOOL FINANCIAL CORP                              Unsecured Committee           1,319.99
------------------------------------------------------------------------------------------------------------------------------------
                                                       Unsecured Committee                                                  1,319.99
------------------------------------------------------------------------------------------------------------------------------------
       99        1      22       712706 AIRTOUCH PAGING                                            Utilities                  459.55
       99        1       5       712457 AKRON PUBLIC UTILITIES BUREAU                              Utilities                   50.39
       99        1      12       712549 ALLEGHENY POWER                                            Utilities                2,627.70
       99        1      12       712545 ALLTEL OHIO INC                                            Utilities                  587.41
       99        1       5       712471 AMERICAN ELECTRIC POWER                                    Utilities               15,373.58
       99        1       5       712487 AMERICAN ELECTRIC POWER                                    Utilities                3,144.08
       99        1      11       712530 AMERICAN ELECTRIC POWER                                    Utilities                  103.13
       99        1      12       712544 AMERICAN ELECTRIC POWER                                    Utilities                4,022.28
       99        1      12       712564 AMERICAN ELECTRIC POWER                                    Utilities                  906.89
       99        1      18       712652 AMERICAN ELECTRIC POWER                                    Utilities                3,228.64
       99        1      19       712671 AMERICAN ELECTRIC POWER                                    Utilities                5,192.66
       99        1      19       712681 AMERICAN ELECTRIC POWER                                    Utilities               10,841.93
       99        1      22       712708 AMERICAN ELECTRIC POWER                                    Utilities                5,192.66
       99        1      25       712728 AMERICAN ELECTRIC POWER                                    Utilities                7,377.06
       99        1      25       712736 AMERICAN ELECTRIC POWER                                    Utilities                2,937.04
       99        1       5       712486 AMERITECH                                                  Utilities                1,506.61
       99        1      12       712558 AMERITECH                                                  Utilities                2,079.70
       99        1      12       712587 AMERITECH                                                  Utilities                9,198.46
       99        1      18       712642 AMERITECH                                                  Utilities                   79.95
       99        1      22       712713 AMERITECH                                                  Utilities                4,031.47
       99        1      25       712729 AMERITECH                                                  Utilities                   43.94
       99        1      22       712704 AMERITECH CABS ACCOUNTS                                    Utilities                3,911.83
       99        1      28       712774 AT & T                                                     Utilities               12,347.63
       99        1      18       712646 AT & T WIRELESS SERVICES                                   Utilities                  125.63
       99        1      19       712674 AURORA UTILITIES                                           Utilities                  108.89
       99        1      22       712710 AURORA UTILITIES                                           Utilities                  108.89
       99        1      25       712730 BECKLEY WATER COMPANY                                      Utilities                   98.72
       99        1       5       712472 BELL ATLANTIC WV                                           Utilities                5,393.94
       99        1      12       712568 BELL ATLANTIC WV                                           Utilities                4,488.31
       99        1       5       712465 BELL ATLANTIC-PA                                           Utilities                  574.07
       99        1      12       712552 BELL ATLANTIC-PA                                           Utilities                   28.92
       99        1      18       712643 BELL ATLANTIC-PA                                           Utilities                  585.12
       99        1       5       712464 BROWNING FERRIS INC                                        Utilities                  166.06
       99        1       5       712476 CABLE & WIRELESS INC                                       Utilities                   45.32
       99        1      22       712709 CHILLICOTHE TELEPHONE CO                                   Utilities                  950.81
       99        1      25       712737 CHILLICOTHE UTILITIES                                      Utilities                  193.27
       99        1       5       712474 CINCINNATI BELL TELEPHONE                                  Utilities                1,287.68
       99        1      12       712573 CINCINNATI BELL TELEPHONE                                  Utilities                1,342.65
       99        1      12       712571 CINCINNATI WATER WORKS                                     Utilities                  299.08
       99        1      18       712650 CINCINNATI WATER WORKS                                     Utilities                  259.60
       99        1      25       712732 CINERGY PSI                                                Utilities                1,822.05
       99        1      19       712673 CITY OF CHARLESTON                                         Utilities                  209.38
       99        1       5       712475 CITY OF CUYAHOGA FALLS                                     Utilities                  136.98
       99        1      12       712574 CITY OF CUYAHOGA FALLS                                     Utilities                  958.05
       99        1      25       712733 CITY OF HAMILTON-UTILITIES                                 Utilities                3,522.76
       99        1      12       712562 CITY OF HEATH-WATER&SEW                                    Utilities                   96.42
       99        1      12       712566 CITY OF N  CANTON PUBLIC UTLTS                             Utilities                   68.00





                                                                          3 of 5



                                                SUN TELEVISION AND APPLIANCES, INC.
                                                    SUN TV AND APPLIANCES, INC.
                                                      (Debtors-in-Possession)
                                                   Case No. 98-2107 and 98-2109
                                                     MOR-4 SUPPORTING SCHEDULE

                                    POST-PETITION CHECKS FOR THE PERIOD 1/3/99 THROUGH 1/30/99
                                            (Associate payroll checks are not included)



       99        1      12       712567 CITY OF STEUBENVILLE UTLT OFFC                             Utilities                   26.32
       99        1      19       712672 CITY OF WARREN UTILITY SERVICE                             Utilities                   58.14
       99        1      18       712645 COLUMBIA GAS OF KENTUCKY                                   Utilities                  433.26
       99        1       5       712470 COLUMBIA GAS OF OHIO-COLUMBUS                              Utilities                1,078.39
       99        1      12       712563 COLUMBIA GAS OF OHIO-COLUMBUS                              Utilities               14,832.66
       99        1      14       712624 COLUMBIA GAS OF OHIO-COLUMBUS                              Utilities                1,506.84
       99        1      19       712670 COLUMBIA GAS OF OHIO-COLUMBUS                              Utilities                  596.58
       99        1      22       712707 COLUMBIA GAS OF OHIO-COLUMBUS                              Utilities                  280.50
       99        1      25       712735 COLUMBIA GAS OF OHIO-COLUMBUS                              Utilities                2,067.95
       99        1      26       712747 COLUMBIA GAS OF OHIO-COLUMBUS                              Utilities                1,846.88
       99        1      12       712570 COLUMBIA GAS OF PENNSYLVANIA                               Utilities                   69.21
       99        1      25       712738 COLUMBIA GAS OF PENNSYLVANIA                               Utilities                1,151.77
       99        1      18       712648 COLUMBUS CITY TREASURER                                    Utilities                  284.11
       99        1      25       712734 COLUMBUS CITY TREASURER                                    Utilities                  573.41
       99        1      12       712556 COLUMBUS CITY UTILITIES                                    Utilities                   26.45
       99        1       5       712489 CONSUMERS OHIO WATER COMPANY                               Utilities                   36.36
       99        1      12       712588 CONSUMERS OHIO WATER COMPANY                               Utilities                  104.92
       99        1      18       712653 CONSUMERS OHIO WATER COMPANY                               Utilities                  183.31
       99        1       5       712477 DIVISION OF WATER                                          Utilities                  117.16
       99        1       5       712480 EAST OHIO GAS CO                                           Utilities                  164.62
       99        1      12       712578 EAST OHIO GAS CO                                           Utilities                1,612.34
       99        1      19       712675 EAST OHIO GAS CO                                           Utilities                  312.77
       99        1      26       712749 EAST OHIO GAS CO                                           Utilities                  830.82
       99        1      12       712577 EQUITABLE GAS CO                                           Utilities                  430.77
       99        1       5       712481 ERIE COUNTY WATER AUTHORITY                                Utilities                   86.58
       99        1      19       712676 ERIE COUNTY WATER AUTHORITY                                Utilities                   54.00
       99        1      12       712579 FLORENCE WATER AND SEWER COMM                              Utilities                  131.30
       99        1      12       712554 FRANKFORT ELECTRIC & WATER                                 Utilities                  359.88
       99        1       5       712490 GPU ENERGY                                                 Utilities                3,173.24
       99        1      12       712589 GPU ENERGY                                                 Utilities                3,533.56
       99        1      13       712606 GPU ENERGY                                                 Utilities                9,883.00
       99        1      19       712683 GPU ENERGY                                                 Utilities                  799.68
       99        1      22       712705 GREEN RIVER ELECTRIC CO                                    Utilities                1,314.08
       99        1       5       712482 GTE NORTH                                                  Utilities                1,767.26
       99        1      12       712580 GTE NORTH                                                  Utilities                3,400.21
       99        1      19       712677 HIGHLAND SEWER & WATER ATHRTY                              Utilities                   74.49
       99        1      12       712553 ICG TELECOM GROUP, INC                                     Utilities                  596.20
       99        1       5       712466 INDIANA GAS CO                                             Utilities                  205.61
       99        1      18       712647 KENTUCKY UTILITIES CO                                      Utilities                  320.53
       99        1       5       712462 LANCASTER UTILITIES COLLECTION                             Utilities                  550.33
       99        1       5       712461 LEGAL TAX SERVICE                                          Utilities                   75.02
       99        1      12       712572 LIMA CITY TREASURER                                        Utilities                  213.52
       99        1      12       712581 MAHONING CTY SNTRY ENGINEER                                Utilities                   49.55
       99        1      18       712651 MARION COUNTY                                              Utilities                   35.72
       99        1      12       712559 MORRISTOWN POWER & WATER SYS                               Utilities                1,257.52
       99        1       5       712484 MOUNTAINEER GAS                                            Utilities                  494.25
       99        1      12       712583 MOUNTAINEER GAS                                            Utilities                  278.03
       99        1       5       712485 N E O R S D                                                Utilities                  105.95
       99        1      19       712680 NATIONAL FUEL                                              Utilities                1,676.04
       99        1      19       712679 NATIONAL GAS & OIL CORP                                    Utilities                  256.50
       99        1      25       712739 NATIONAL GAS & OIL CORP                                    Utilities                  109.11
       99        1      12       712586 NIAGARA MOHAWK                                             Utilities                3,758.32
       99        1      25       712731 NORTH BECKLEY PUBLIC SERVICE                               Utilities                   96.10
       99        1      12       712584 NORTH PITTSBURGH TELEPHONE CO                              Utilities                  619.81
       99        1      12       712560 NORTHERN KENTUCKY WATER SRVCE                              Utilities                   50.76
       99        1      12       712585 NYSEG                                                      Utilities                5,537.47
       99        1       5       712488 OHIO EDISON CO                                             Utilities                7,925.87
       99        1      19       712682 OHIO EDISON CO                                             Utilities                3,406.68
       99        1      25       712740 OHIO EDISON CO                                             Utilities                2,835.28
       99        1      12       712557 OWENSBORO MUNICIPAL UTILITIES                              Utilities                  225.62
       99        1       5       712491 PNGCO                                                      Utilities                  258.21
       99        1      12       712590 PNGCO                                                      Utilities                1,134.74
       99        1      19       712684 PNGCO                                                      Utilities                  409.48
       99        1      12       712555 PP & L                                                     Utilities                3,090.74


                                                                          4 of 5



                                                SUN TELEVISION AND APPLIANCES, INC.
                                                    SUN TV AND APPLIANCES, INC.
                                                      (Debtors-in-Possession)
                                                   Case No. 98-2107 and 98-2109
                                                     MOR-4 SUPPORTING SCHEDULE

                                    POST-PETITION CHECKS FOR THE PERIOD 1/3/99 THROUGH 1/30/99
                                            (Associate payroll checks are not included)



       99        1      12       712561 RICHMOND WATER GAS & SEWERAGE                              Utilities                  148.28
       99        1       5       712494 SOUTH CENTRAL POWER CO.                                    Utilities               24,442.69
       99        1       5       712458 SPRINT                                                     Utilities                1,314.48
       99        1      12       712548 SPRINT                                                     Utilities                  941.67
       99        1       5       712492 SUMMIT TWNSHP SEWER AUTHORITY                              Utilities                   66.45
       99        1       5       712473 THE CINCINNATI GAS & ELECTRIC                              Utilities                2,344.63
       99        1      12       712569 THE CINCINNATI GAS & ELECTRIC                              Utilities                  370.65
       99        1      18       712649 THE CINCINNATI GAS & ELECTRIC                              Utilities                   91.13
       99        1       5       712483 THE ILLUMINATING COMPANY                                   Utilities                5,072.62
       99        1      19       712678 THE ILLUMINATING COMPANY                                   Utilities                1,660.92
       99        1      25       712741 THE MUNICIPAL AUTHORITY OF THE                             Utilities                   35.89
       99        1       5       712496 THE U.L.H.&P. CO.                                          Utilities                   21.84
       99        1       5       712469 UGI UTILITIES INC                                          Utilities                   92.08
       99        1       5       712468 UNITED CITIES GAS COMPANY                                  Utilities                   32.81
       99        1      19       712685 VILLAGE OF ONTARIO                                         Utilities                  184.28
       99        1      26       712750 WASTE MANAGEMENT INC                                       Utilities               10,910.55
       99        1       5       712467 WESTERN KENTUCKY GAS COMPANY                               Utilities                   67.93
------------------------------------------------------------------------------------------------------------------------------------
                                                            Utilities                                                     254,689.87
------------------------------------------------------------------------------------------------------------------------------------
       99        1      12       712550 THE PMA GROUP                                             Workers Comp              1,926.71
------------------------------------------------------------------------------------------------------------------------------------
                                                           Workers Comp                                                     1,926.71
------------------------------------------------------------------------------------------------------------------------------------
       99        1       5       712506 ALTMAN, ROBERT L                                       Employee Expenses               25.36
       99        1      19       712663 ANDERSON,CHRISTOPHER J                                 Employee Expenses               62.80
       99        1      21       712699 BALL,PATTY                                             Employee Expenses              187.10
       99        1      28       712788 BALL,PATTY                                             Employee Expenses               14.20
       99        1       5       712510 BARKER, PETER B                                        Employee Expenses               71.85
       99        1      13       712613 BARKER,PETER B                                         Employee Expenses               70.89
       99        1      28       712793 BARKER,PETER B                                         Employee Expenses              361.67
       99        1      21       712701 ENGIN,OGUZHAN                                          Employee Expenses            2,109.56
       99        1      28       712789 GALL,CINDI L                                           Employee Expenses               13.00
       99        1       5       712511 HAYDEN,JEFFREY P                                       Employee Expenses              258.09
       99        1      13       712614 HAYDEN,JEFFREY P                                       Employee Expenses              334.63
       99        1      19       712665 HAYDEN,JEFFREY P                                       Employee Expenses              391.48
       99        1      19       712661 KERLIK,MICHAEL                                         Employee Expenses               55.18
       99        1      19       712662 KOEHLER,CHAD S                                         Employee Expenses              307.40
       99        1      14       712622 LARIMER,MICHAEL G                                      Employee Expenses              174.90
       99        1      13       712615 LONG,MICHAEL G.                                        Employee Expenses               46.00
       99        1      19       712664 MAY,DENNIS LEE                                         Employee Expenses              163.59
       99        1      28       712791 MAY,DENNIS LEE                                         Employee Expenses              818.99
       99        1       5       712508 MIDDLEMUS,CRAIG STEWART                                Employee Expenses               28.94
       99        1      21       712700 ROMERO,JAMES G                                         Employee Expenses              164.92
       99        1      28       712792 SAVAGE,BETH A                                          Employee Expenses            1,559.74
       99        1      13       712609 WANG,XIAO QIU                                          Employee Expenses               26.96
       99        1       5       712509 WEBB,SANDRA M                                          Employee Expenses               24.05
       99        1       5       712504 WEIGHTMAN,ROBERT W                                     Employee Expenses               31.56
       99        1      13       712611 WEIGHTMAN,ROBERT W                                     Employee Expenses               21.03
       99        1      28       712790 WEIGHTMAN,ROBERT W                                     Employee Expenses                8.82
       99        1       5       712512 WILSON,CHESTER J                                       Employee Expenses               30.18
       99        1      13       712616 WILSON,CHESTER J                                       Employee Expenses               66.19
       99        1      19       712666 WILSON,CHESTER J                                       Employee Expenses              142.49
       99        1      28       712794 WILSON,CHESTER J                                       Employee Expenses               87.21
------------------------------------------------------------------------------------------------------------------------------------
                                                        Employee Expenses                                                   7,658.78
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   TOTAL POST-PETITION CHECKS SENT     $1,670,756.42

                                                                                                       TOTAL VOIDS        218,466.56

                                                                                    TOTAL POST-PETITION CHECKS CUT     $1,889,222.98

                                                                          5 of 5

                     SUN TELEVISION AND APPLIANCES, INC.
                         SUN TV AND APPLIANCES, INC.
                            DEBTORS-IN-POSSESSION

                         CASE NO. 98-2107 AND 98-2109

                    JANUARY 1999 MONTHLY OPERATING REPORT

                        SUPPORTING SCHEDULE FOR MOR-5

                      PAYROLL TAXES -- FOR JANUARY 1999




                                            SUN TELEVISION AND APPLIANCES, INC.
                                                 SUN TV AND APPLIANCES, INC.
                                                   (DEBTORS-IN-POSSESSION)
                                                 CASE NO. 98-2107 AND 98-2109
                                                  MOR-5 SUPPORTING SCHEDULE

                                       PAYROLL TAXES PAYMENT - SUPPORTING DOCUMENTATION

                                            FOR THE MONTH ENDING JANUARY 30, 1999


                    Deposit                Federal                Employee               Employer
                      Date               Income Tax               FICA Tax               FICA Tax                 Totals
                -----------------    ------------------      -----------------      -----------------       -----------------

                        20-Jan-99            $26,938.98             $11,127.03             $11,126.99              $49,193.00

                        21-Jan-99             $7,035.22              $1,965.62              $1,965.62              $10,966.46

                        02-Feb-99            $37,919.37             $25,920.33             $25,920.43              $89,760.13

                                     ------------------      -----------------      -----------------       -----------------

                                             $71,893.57             $39,012.98             $39,013.04             $149,919.59
                                     ==================      =================      =================       =================





                     SUN TELEVISION AND APPLIANCES, INC.
                         SUN TV AND APPLIANCES, INC.
                            DEBTORS-IN-POSSESSION

                         CASE NO. 98-2107 AND 98-2109

                    JANUARY 1999 MONTHLY OPERATING REPORT



                        SUPPORTING SCHEDULES FOR MOR-6

                      DECEMBER 1998 BANK RECONCILIATIONS

Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.        MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                December Bank Reconciliations        Jointly Administered


A. BANK:                                  THE OHIO BANK       PNC               PNC           PNC
B. ACCOUNT NUMBER:                           7067480      00-0103-5619     10-0120-8537   00-0113-4510
C. PURPOSE (TYPE):                        STORE DEPOSITS  STORE DEPOSITS  STORE DEPOSITS STORE DEPOSITS

1. BALANCE PER BANK STATEMENT                16,495.71         --           3,433.06          --
2. ADD: TOTAL DEPOSITS NOT CREDITED          14,838.27         --               --            --
3. ADD: OUTSTANDING WIRE TRANSFERS                --           --               --            --
4. SUBTRACT: OUTSTANDING CHECKS                    N/A          N/A              N/A           N/A
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS .    (3,000.00)        --               --            --
6. OTHER RECONCILING ITEMS                        --           --               --            --
7. ADJUSTED BANK BALANCE                     28,333.98         --           3,433.06          --

8. MONTH END BALANCE PER BOOKS               29,197.78    (1,426.33)       (1,016.55)    (1,790.63)
9. LESS: NSF CHECKS                            (771.86)        --               --            --
10. LESS: BANK/CREDIT CARD FEES                 (82.55)     (317.06)            --         (134.06)
11. ADD/(LESS): DEPOSIT DIFFERENCES              (9.39)      124.27          (725.00)         1.92
12. OTHER RECONCILING ITEMS (ATTACH LIST)         --       1,619.12         5,174.61      1,922.77
13. ADJUSTED BALANCE PER BOOKS               28,333.98         --           3,433.06          --

14. NUMBER OF LAST CHECK WRITTEN                   N/A          N/A              N/A           N/A

                                                                          1 of 9

Debtor:                                                                                     Case No. 98-02107
  Sun Television and Appliances, Inc.        MOR-6 Supporting Schedule                      and 98-02109
  Sun TV and Appliances, Inc.                December Bank Reconciliations                  Jointly Administered


A. BANK:                                               PNC            PNC             BANK ONE           PNC
B. ACCOUNT NUMBER:                                 00-0109-3405   00-0107-5987       021012644       61-0169-0677
C. PURPOSE (TYPE):                                STORE DEPOSITS STORE DEPOSITS   STORE DEPOSITS    STORE DEPOSITS

1. BALANCE PER BANK STATEMENT                            --         31,390.54        46,008.10        86,455.90
2. ADD: TOTAL DEPOSITS NOT CREDITED                      --              --          10,776.04        24,647.83
3. ADD: OUTSTANDING WIRE TRANSFERS                       --              --               --               --
4. SUBTRACT: OUTSTANDING CHECKS                           N/A             N/A              N/A              N/A
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS . --                             --          (8,000.00)       (7,000.00)
6. OTHER RECONCILING ITEMS                               --              --               --               --
7. ADJUSTED BANK BALANCE                                 --         31,390.54        48,784.14       104,103.73

8. MONTH END BALANCE PER BOOKS                       1,312.96)       2,800.60        50,517.57       105,010.71
9. LESS: NSF CHECKS                                      --         (3,762.81)       (1,590.01)         (618.88)
10. LESS: BANK/CREDIT CARD FEES                       (193.90)        (278.36)         (212.50)         (288.84)
11. ADD/(LESS): DEPOSIT DIFFERENCES                      3.00          826.91            69.08             0.74
12. OTHER RECONCILING ITEMS (ATTACH LIST)            1,503.86       31,804.20             --               --
13. ADJUSTED BALANCE PER BOOKS                           --         31,390.54        48,784.14       104,103.73

14. NUMBER OF LAST CHECK WRITTEN                          N/A             N/A              N/A              N/A


                                                                          2 of 9

Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.        MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                December Bank Reconciliations        Jointly Administered

A. BANK:                                          BANK ONE WEST       WESBANCO          HUNTINGTON            KEY BANK
B. ACCOUNT NUMBER:                                  625599303        310798542          1720307846          327210031446
C. PURPOSE (TYPE):                                STORE DEPOSITS   STORE DEPOSITS     STORE DEPOSITS       STORE DEPOSITS

1. BALANCE PER BANK STATEMENT                        31,872.03         8,099.26                -                    -
2. ADD: TOTAL DEPOSITS NOT CREDITED                  22,843.53        15,380.70                -                    -
3. ADD: OUTSTANDING WIRE TRANSFERS                        --               --                  -                    -
4. SUBTRACT: OUTSTANDING CHECKS                            N/A              N/A             N/A                   N/A
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS . --         (3,000.00)       (9,000.00)               -                    -
6. OTHER RECONCILING ITEMS                                --               --                  -                    -
7. ADJUSTED BANK BALANCE                             51,715.56        14,479.96                -                    -

8. MONTH END BALANCE PER BOOKS                       52,195.82        16,354.67             (747.42)           (2,275.11)
9. LESS: NSF CHECKS                                       --          (1,833.04)            (211.77)                -
10. LESS: BANK/CREDIT CARD FEES                         (41.15)          (75.67)               -                 (102.44)
11. ADD/(LESS): DEPOSIT DIFFERENCES                    (439.11)           34.00                -                   (4.05)
12. OTHER RECONCILING ITEMS (ATTACH LIST)                 --               --                959.19             2,381.60
13. ADJUSTED BALANCE PER BOOKS                       51,715.56        14,479.96                -                    -
14. NUMBER OF LAST CHECK WRITTEN                           N/A              N/A                N/A                   N/A

                                                                          3 of 9

Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.        MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                December Bank Reconciliations        Jointly Administered

A. BANK:                                            HUNTINGTON        FIFTH THIRD     FIRST UNION       FIFTH THIRD
B. ACCOUNT NUMBER:                                  1221021524         825-66496      2014194531699       821-81174
C. PURPOSE (TYPE):                                STORE DEPOSITS     STORE DEPOSITS   STORE DEPOSITS   STORE DEPOSITS


1. BALANCE PER BANK STATEMENT                       59,614.81            (20.89)         12,544.55         1.44
2. ADD: TOTAL DEPOSITS NOT CREDITED                 63,879.85              --                 --           --
3. ADD: OUTSTANDING WIRE TRANSFERS                       --                --                 --           --
4. SUBTRACT: OUTSTANDING CHECKS                           N/A               N/A                N/A          N/A
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS . --       (13,000.00)             --                 --           --
6. OTHER RECONCILING ITEMS                               --                --                 --           --
7. ADJUSTED BANK BALANCE                           110,494.66            (20.89)         12,544.55         1.44

8. MONTH END BALANCE PER BOOKS                     114,630.57             15.75          12,634.18        15.75
9. LESS: NSF CHECKS                                 (3,934.93)             --                 --           --
10. LESS: BANK/CREDIT CARD FEES                        (90.44)           (36.64)            (89.63)      (14.31)
11. ADD/(LESS): DEPOSIT DIFFERENCES                   (490.01)             --                 --           --
12. OTHER RECONCILING ITEMS (ATTACH LIST)              379.47              --                 --           --
13. ADJUSTED BALANCE PER BOOKS                     110,494.66            (20.89)         12,544.55         1.44
14. NUMBER OF LAST CHECK WRITTEN                          N/A               N/A                N/A          N/A

                                                                          4 of 9


Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.        MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                December Bank Reconciliations        Jointly Administered


A. BANK:                                         CRESTAR      FIRST UNION          PNC              PNC
B. ACCOUNT NUMBER:                              205349633     2050000257704   40-0077-2631     40-0077-2658
C. PURPOSE (TYPE):                            STORE DEPOSITS STORE DEPOSITS  STORE DEPOSITS   STORE DEPOSITS

1. BALANCE PER BANK STATEMENT                       --         14,034.94         1,012.86          864.30
2. ADD: TOTAL DEPOSITS NOT CREDITED                 --              --               --              --
3. ADD: OUTSTANDING WIRE TRANSFERS                  --              --               --              --
4. SUBTRACT: OUTSTANDING CHECKS                      N/A             N/A              N/A             N/A
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS             --              --               --              --
6. OTHER RECONCILING ITEMS                          --              --               --              --
7. ADJUSTED BANK BALANCE                            --         14,034.94         1,012.86          864.30

8. MONTH END BALANCE PER BOOKS                 (3,162.90)       1,122.18         1,025.38          891.91
9. LESS: NSF CHECKS                                 --              --               --              --
10. LESS: BANK/CREDIT CARD FEES                  (311.07)         (88.34)          (12.52)         (27.61)
11. ADD/(LESS): DEPOSIT DIFFERENCES                 --              1.10             --              --
12. OTHER RECONCILING ITEMS (ATTACH LIST        3,473.97       13,000.00             --              --
13. ADJUSTED BALANCE PER BOOKS                      --         14,034.94         1,012.86          864.30

14. NUMBER OF LAST CHECK WRITTEN                     N/A             N/A              N/A             N/A



                                                                          5 of 9

Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.        MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                December Bank Reconciliations        Jointly Administered


A. BANK:                                         PNC         IRWIN UNION    UNION PLANTERS      NATIONAL CITY
B. ACCOUNT NUMBER:                          40-0077-2666       39658034         3077799            354073282
C. PURPOSE (TYPE):                         STORE DEPOSITS   STORE DEPOSITS   STORE DEPOSITS      STORE DEPOSITS

1. BALANCE PER BANK STATEMENT                   9,696.03       24,110.70             --         14,587.21
2. ADD: TOTAL DEPOSITS NOT CREDITED                 --              --               --              --
3. ADD: OUTSTANDING WIRE TRANSFERS                  --              --               --              --
4. SUBTRACT: OUTSTANDING CHECKS                      N/A             N/A              N/A             N/A
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS             --              --               --              --
6. OTHER RECONCILING ITEMS                          --              --               --              --
7. ADJUSTED BANK BALANCE                        9,696.03       24,110.70             --         14,587.21

8. MONTH END BALANCE PER BOOKS                  9,696.08        1,692.21            15.00       14,750.24
9. LESS: NSF CHECKS                                 --           (571.11)            --              --
10. LESS: BANK/CREDIT CARD FEES                    (0.05)           --             (15.00)        (163.03)
11. ADD/(LESS): DEPOSIT DIFFERENCES                 --            (10.40)            --              --
12. OTHER RECONCILING ITEMS (ATTACH LIST            --         23,000.00             --              --
13. ADJUSTED BALANCE PER BOOKS                  9,696.03       24,110.70             --         14,587.21

14. NUMBER OF LAST CHECK WRITTEN                     N/A             N/A              N/A             N/A




                                                                          6 of 9


Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.        MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                December Bank Reconciliations        Jointly Administered

A. BANK:                                          KEY BANK         FIFTH THIRD   BANKBOSTON          BANKBOSTON
B. ACCOUNT NUMBER:                              353661000201        748-32344     804-81979          898-28038
C. PURPOSE (TYPE):                             STORE DEPOSITS    STORE DEPOSITS  BBRF PROCEEDS     CASH COLLATERAL

1. BALANCE PER BANK STATEMENT                       8,441.39        3,684.89       74,908.00       16,460,769.95
2. ADD: TOTAL DEPOSITS NOT CREDITED                     --              --      1,492,588.49                --
3. ADD: OUTSTANDING WIRE TRANSFERS                      --              --        377,536.39                --
4. SUBTRACT: OUTSTANDING CHECKS                          N/A             N/A             N/A                 N/A
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                 --              --              --                  --
6. OTHER RECONCILING ITEMS                              --              --        128,929.91                --
7. ADJUSTED BANK BALANCE                            8,441.39        3,684.89    2,073,962.79       16,460,769.95

8. MONTH END BALANCE PER BOOKS                      1,947.01        4,108.52    2,718,984.48       16,460,769.95
9. LESS: NSF CHECKS                                     --           (211.57)           --                  --
10. LESS: BANK/CREDIT CARD FEES                         --           (264.22)    (495,427.39)               --
11. ADD/(LESS): DEPOSIT DIFFERENCES                  (514.65)          52.16            --                  --
12. OTHER RECONCILING ITEMS (ATTACH LIST            7,009.03            --       (149,594.30)               --
13. ADJUSTED BALANCE PER BOOKS                      8,441.39        3,684.89    2,073,962.79       16,460,769.95

14. NUMBER OF LAST CHECK WRITTEN                         N/A             N/A             N/A                 N/A

                                                                         7 of 9


Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.        MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                December Bank Reconciliations        Jointly Administered

A. BANK:                                        NATIONAL CITY           NATIONAL CITY      NATIONAL CITY     NATIONAL CITY
B. ACCOUNT NUMBER:                                394035037              3941035053          394034958        394035045
C. PURPOSE (TYPE):                              CONCENTRATION           WORKERS COMP         HEALTH INS.       PAYROLL

1. BALANCE PER BANK STATEMENT                    1,470,841.22             27,444.80          69,173.10        104,600.64
2. ADD: TOTAL DEPOSITS NOT CREDITED                374,616.71                                     --                --
3. ADD: OUTSTANDING WIRE TRANSFERS                                             --                 --                --
4. SUBTRACT: OUTSTANDING CHECKS                 (1,070,906.98)           (10,342.28)                                 N/A
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                                        --                 --                --
6. OTHER RECONCILING ITEMS                         234,168.75                                     --                --
7. ADJUSTED BANK BALANCE                         1,008,719.70             17,102.52          69,173.10          8,318.89

8. MONTH END BALANCE PER BOOKS                   1,729,232.14             23,809.89          69,173.09         24,464.81
9. LESS: NSF CHECKS                                                            --                 --                --
10. LESS: BANK/CREDIT CARD FEES                                                --                 --                --
11. ADD/(LESS): DEPOSIT DIFFERENCES                 (1,365.39)                                    --                --
12. OTHER RECONCILING ITEMS (ATTACH LIST          (719,147.05)            (6,707.37)              0.01        (16,145.92)
13. ADJUSTED BALANCE PER BOOKS                   1,008,719.70             17,102.52          69,173.10          8,318.89

14. NUMBER OF LAST CHECK WRITTEN                      #712451                 #7064               N/A                   #

                                                                          8 of 9


Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.        MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                December Bank Reconciliations        Jointly Administered

A. BANK:                                     HUNTINGTON               HUNTINGTON
B. ACCOUNT NUMBER:                           01891448090              01891740727
C. PURPOSE (TYPE):                          OLD PAYROLL             STORE DEPOSITS
1. BALANCE PER BANK STATEMENT                    205,238.16            1,522.00
2. ADD: TOTAL DEPOSITS NOT CREDITED                                        --
3. ADD: OUTSTANDING WIRE TRANSFERS                                         --
4. SUBTRACT: OUTSTANDING CHECKS                 (120,826.63)
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                                    --
6. OTHER RECONCILING ITEMS                                                 --
7. ADJUSTED BANK BALANCE                          84,411.53            1,522.00

8. MONTH END BALANCE PER BOOKS                    85,978.74           (4,199.25)
9. LESS: NSF CHECKS                                                        --
10. LESS: BANK/CREDIT CARD FEES                   (1,567.21)               --
11. ADD/(LESS): DEPOSIT DIFFERENCES                                        --
12. OTHER RECONCILING ITEMS (ATTACH LIST                                   --
13. ADJUSTED BALANCE PER BOOKS                    84,411.53            1,522.00

14. NUMBER OF LAST CHECK WRITTEN                   #1089753                N/A

                                                                          9 of 9

                     SUN TELEVISION AND APPLIANCES, INC.
                         SUN TV AND APPLIANCES, INC.
                            DEBTORS-IN-POSSESSION

                         CASE NO. 98-2107 AND 98-2109

                    JANUARY 1999 MONTHLY OPERATING REPORT



                        SUPPORTING SCHEDULES FOR MOR-6

                      JANUARY 1999 BANK RECONCILIATIONS


Debtor:                                                                             Case No. 98-02107
  Sun Television and Appliances, Inc.          MOR-6 Supporting Schedule                 and 98-02109
  Sun TV and Appliances, Inc.                January Bank Reconciliations        Jointly Administered


A. BANK:                                          THE OHIO BANK       BANK ONE               PNC          BANK ONE WEST
B. ACCOUNT NUMBER:                                   7067480          021012644         61-0169-0677        625599303
C. PURPOSE (TYPE):                                STORE DEPOSITS    STORE DEPOSITS     STORE DEPOSITS    STORE DEPOSITS
1. BALANCE PER BANK STATEMENT                        14,433.20         39,056.97         89,267.01         44,581.92
2. ADD: TOTAL DEPOSITS NOT CREDITED                       --                --                --                --
3. ADD: OUTSTANDING WIRE TRANSFERS                        --                --                --                --
4. SUBTRACT: OUTSTANDING CHECKS                            N/A               N/A               N/A               N/A
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                   --                --                --                --
6. OTHER RECONCILING ITEMS                                                  --                --                --
7. ADJUSTED BANK BALANCE                             14,433.20         39,056.97         89,267.01         44,581.92

8. MONTH END BALANCE PER BOOKS                       14,433.20         39,056.97         89,267.01         44,581.92
9. LESS: NSF CHECKS                                       --                --                --                --
10. LESS: BANK/CREDIT CARD FEES                           --                --                --                --
11. ADD/(LESS): DEPOSIT DIFFERENCES                       --                --                --                --
12. OTHER RECONCILING ITEMS (ATTACH LIST)                 --                --                --                --
13. ADJUSTED BALANCE PER BOOKS                       14,433.20         39,056.97         89,267.01         44,581.92

14. NUMBER OF LAST CHECK WRITTEN                           N/A               N/A               N/A               N/A

                                                                          1 of 5


Debtor:                                                                                  Case No. 98-02107
  Sun Television and Appliances, Inc.            MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                  January Bank Reconciliations           Jointly Administered

A. BANK:                                         WESBANCO         HUNTINGTON         FIRST UNION         FIRST UNION
B. ACCOUNT NUMBER:                               310798542        1221021524        2014194531699       2050000257704
C. PURPOSE (TYPE):                             STORE DEPOSITS   STORE DEPOSITS      STORE DEPOSITS      STORE DEPOSITS

1. BALANCE PER BANK STATEMENT                     19,153.29         77,947.29              --                 --
2. ADD: TOTAL DEPOSITS NOT CREDITED                    --                --                --                 --
3. ADD: OUTSTANDING WIRE TRANSFERS                     --                --                --                 --
4. SUBTRACT: OUTSTANDING CHECKS                         N/A               N/A               N/A                N/A
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                --                --                --                 --
6. OTHER RECONCILING ITEMS                             --                --                --                 --
7. ADJUSTED BANK BALANCE                          19,153.29         77,947.29              --                 --

8. MONTH END BALANCE PER BOOKS                    19,153.29         77,947.29         12,544.55             910.66
9. LESS: NSF CHECKS                                    --                --                --                 --
10. LESS: BANK/CREDIT CARD FEES                        --                --                --                 --
11. ADD/(LESS): DEPOSIT DIFFERENCES                    --                --                --                 --
12. OTHER RECONCILING ITEMS (ATTACH LIST)              --                --          (12,544.55)           (910.66)
13. ADJUSTED BALANCE PER BOOKS                    19,153.29         77,947.29              --                 --

14. NUMBER OF LAST CHECK WRITTEN                        N/A               N/A               N/A                N/A






                                                                          2 of 5

Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.          MOR-6 Supporting Schedule                  and 98-02109
  Sun TV and Appliances, Inc.                January Bank Reconciliations         Jointly Administered

A. BANK:                                   IRWIN UNION      NATIONAL CITY      BANKBOSTON            BANKBOSTON
B. ACCOUNT NUMBER:                           39658034         354073282         804-81979           898-28038
C. PURPOSE (TYPE):                         STORE DEPOSITS   STORE DEPOSITS    BBRF PROCEEDS        CASH COLLATERAL

1. BALANCE PER BANK STATEMENT                 1,110.70        14,538.82         75,000.00           864,290.32
2. ADD: TOTAL DEPOSITS NOT CREDITED               --               --          971,483.83                 --
3. ADD: OUTSTANDING WIRE TRANSFERS                --               --           61,188.03                 --
4. SUBTRACT: OUTSTANDING CHECKS                    N/A              N/A               N/A                  N/A
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS           --               --                --                   --
6. OTHER RECONCILING ITEMS                        --               --          108,463.23                 --
7. ADJUSTED BANK BALANCE                      1,110.70        14,538.82      1,216,135.09           864,290.32

8. MONTH END BALANCE PER BOOKS                1,110.70        14,538.82      1,216,135.09           864,290.32
9. LESS: NSF CHECKS                               --               --                --                   --
10. LESS: BANK/CREDIT CARD FEES                   --               --                --                   --
11. ADD/(LESS): DEPOSIT DIFFERENCES               --               --                --                   --
12. OTHER RECONCILING ITEMS (ATTACH LIST)         --               --                --                   --
13. ADJUSTED BALANCE PER BOOKS                1,110.70        14,538.82      1,216,135.09           864,290.32

14. NUMBER OF LAST CHECK WRITTEN                   N/A              N/A               N/A                  N/A



                                                                          3 of 5

Debtor:                                                                                Case No. 98-02107
  Sun Television and Appliances, Inc.          MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                January Bank Reconciliations           Jointly Administered

A. BANK:                                     NATIONAL CITY             NATIONAL CITY           NATIONAL CITY      NATIONAL CITY
B. ACCOUNT NUMBER:                             394035037                3941035053               394034958          394035045
C. PURPOSE (TYPE):                           CONCENTRATION             WORKERS COMP             HEALTH INS.          PAYROLL

1. BALANCE PER BANK STATEMENT                   1,700.40                20,028.17                69,173.10          67,655.85
2. ADD: TOTAL DEPOSITS NOT CREDITED           112,218.73                     -                        -                  -
3. ADD: OUTSTANDING WIRE TRANSFERS                  -                        -                        -                  -
4. SUBTRACT: OUTSTANDING CHECKS              (800,892.94)               (6,473.76)        N/A                      (59,882.18)
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS             -                        -                        -                  -
6. OTHER RECONCILING ITEMS                    226,236.15                     -                        -                  -
7. ADJUSTED BANK BALANCE                     (460,737.66)               13,554.41                69,173.10           7,773.67

8. MONTH END BALANCE PER BOOKS               (460,737.66)               17,102.52                69,173.09          39,218.69
9. LESS: NSF CHECKS                                 -                        -                        -                  -
10. LESS: BANK/CREDIT CARD FEES                     -                        -                        -                  -
11. ADD/(LESS): DEPOSIT DIFFERENCES                 -                        -                        -                  -
12. OTHER RECONCILING ITEMS (ATTACH LIST)           -                   (3,548.11)                    0.01         (31,445.02)
13. ADJUSTED BALANCE PER BOOKS               (460,737.66)               13,554.41                69,173.10           7,773.67

14. NUMBER OF LAST CHECK WRITTEN                #712802                    #7237                     N/A                 #



                                                                          4 of 5


Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.       MOR-6 Supporting Schedule                     and 98-02109
  Sun TV and Appliances, Inc.             January Bank Reconciliations            Jointly Administered

A. BANK:                                       HUNTINGTON
B. ACCOUNT NUMBER:                             01891448090
C. PURPOSE (TYPE):                             OLD PAYROLL

1. BALANCE PER BANK STATEMENT                  205,041.33
2. ADD: TOTAL DEPOSITS NOT CREDITED                  -
3. ADD: OUTSTANDING WIRE TRANSFERS                   -
4. SUBTRACT: OUTSTANDING CHECKS               (120,475.07)
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS              -
6. OTHER RECONCILING ITEMS                           -
7. ADJUSTED BANK BALANCE                        84,566.26

8. MONTH END BALANCE PER BOOKS                  84,566.26
9. LESS: NSF CHECKS                                  -
10. LESS: BANK/CREDIT CARD FEES                      -
11. ADD/(LESS): DEPOSIT DIFFERENCES                  -
12. OTHER RECONCILING ITEMS (ATTACH LIST)            -
13. ADJUSTED BALANCE PER BOOKS                  84,566.26

14. NUMBER OF LAST CHECK WRITTEN                 #1089753






                                                                          5 of 5

Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.        MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                January Bank Reconciliations         Jointly Administered
                                               Other Reconciling items
OTHER RECONCILING ITEMS:

   FIRST UNION
   2050000257704
   STORE DEPOSITS

                                                                        ----------------------
         Check to close account received in February                               (12,544.55)
                                                                        =====================


   FIRST UNION
   2050000257704
   STORE DEPOSITS
                                                                        ----------------------
         Check to close account received in February                                  (910.66)
                                                                        =====================


   BANKBOSTON
   804-81979
   BBRF PROCEEDS

         Other reconciling items - Bank
              Timing differences credit card receipts and
                   posting
                                                                        ---------------------
                                                                                   108,463.23
                                                                        =====================


   NATIONAL CITY
   394035037
   CONCENTRATION

         Other reconciling items - Bank
              Checks s/b void on bank, shown as outstanding                        225,808.14
              Check #709333 s/b void on bank                                           428.01
                                                                        ---------------------

                                                                                   226,236.15
                                                                        =====================


   NATIONAL CITY
   3941035053
   WORKERS COMP

         Checks not booked                                                          (3,548.11)
                                                                        ---------------------

                                                                                    (3,548.11)
                                                                        =====================


   NATIONAL CITY
   394035045
   PAYROLL

         Payroll tax adjustment booked for wrong amount                            (13,103.33)
         Miscellaneous reconciling items                                           (18,341.69)
                                                                        ---------------------

                                                                                   (31,445.02)
                                                                        =====================




                                                                          1 of 1

Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.        MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                December Bank Reconciliations        Jointly Administered
                                               Other Reconciling items
OTHER RECONCILING ITEMS:

   PNC BANK
   00-0103-5619
   STORE DEPOSITS
                                                                       ---------------------
         Petty cash deposit                                                         1,619.12
                                                                       =====================


   PNC BANK
   10-0120-8537
   STORE DEPOSITS

         Petty cash deposit                                                         3,174.61
         Wire transfer booked in Dec, s/b booked in Jan                             2,000.00
                                                                       ---------------------
                                                                                    5,174.61
                                                                       =====================


   PNC BANK
   00-0113-4510
   STORE DEPOSITS

                                                                       ---------------------
         Petty cash deposit                                                         1,922.77
                                                                       =====================


   PNC BANK
   00-0109-3405
   STORE DEPOSITS

                                                                       ---------------------
         Petty cash deposit                                                         1,503.86
                                                                       =====================


   PNC BANK
   00-0107-5987
   STORE DEPOSITS

         Petty cash deposit                                                         1,804.20
         Wire transfer booked in Dec, s/b booked in Jan                            30,000.00
                                                                       ---------------------
                                                                                   31,804.20
                                                                       =====================


   HUNTINGTON
   1720307846
   STORE DEPOSITS

                                                                       ---------------------
         Petty cash deposit                                                           959.19
                                                                       =====================



                                                                          1 of 4

Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.        MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                December Bank Reconciliations        Jointly Administered
                                               Other Reconciling items
OTHER RECONCILING ITEMS:

   KEY BANK
   327210031446
   STORE DEPOSITS

                                                                       ---------------------
         Petty cash deposit                                                         2,381.60
                                                                       =====================


   HUNTINGTON BANK
   1221021524
   STORE DEPOSITS

                                                                       ---------------------
         Petty cash deposit                                                           379.47
                                                                       =====================


   CRESTAR
   205349633
   STORE DEPOSITS

         Adjustment to close account                                                3,072.43
         Reverse bank charge                                                          401.54
                                                                       ---------------------
                                                                                    3,473.97
                                                                       =====================


   FIRST UNION
   2050000257704
   STORE DEPOSITS

                                                                       ---------------------
         Wire transfer booked in Dec, s/b booked in Jan                            13,000.00
                                                                       =====================


   IRWIN UNION
   39658034
   STORE DEPOSITS

                                                                       ---------------------
         Wire transfer booked in Dec, s/b booked in Jan                            23,000.00
                                                                       =====================


   KEY BANK
   353661000201
   STORE DEPOSITS

         Interest paid                                                                  9.03
         Wire transfer booked in Dec, s/b booked in Jan                             7,000.00
                                                                       ---------------------
                                                                                    7,009.03
                                                                       =====================


                                                                          2 of 4


Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.        MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                December Bank Reconciliations        Jointly Administered
                                               Other Reconciling items
OTHER RECONCILING ITEMS:


   BANKBOSTON
   804-81979
   BBRF PROCEEDS

         Other reconciling items - Bank
              Timing differences credit card receipts and
                   posting
                                                                       ---------------------
                                                                                  128,929.91
                                                                       =====================

         Other reconciling items - Book
              Credit card chargebacks                                             (88,368.02)
              Credit card adjustments                                            (194,586.73)
              Credit card reserves withheld                                      (615,748.39)
              Interest on MC/Visa reserve                                           2,985.04
              Letter of credit fees                                                (1,358.67)
              Universal expense reimb. posted to wrong acct.                      863,800.74
              Beneficial receipts keyed to wrong account                         (116,339.73)
              Unlocated difference                                                     21.46
                                                                       ---------------------

                                                                                 (149,594.30)
                                                                       =====================


   NATIONAL CITY
   394035037
   CONCENTRATION

         Other reconciling items - Bank
              Check cleared for more than issue amount                              8,000.00
              Check voided on bank, not ledger                                        (31.00)
              Checks s/b void on bank, shown as outstanding                       225,808.14
              Check #709333 s/b void on bank                                          428.01
              Credit memo                                                             (82.40)
              Debit memo                                                               10.00
              Check void on g/l in Dec., stopped 9/23 per bank                         36.00
                                                                       ---------------------

                                                                                  234,168.75
                                                                       =====================

                                                                          3 of 4

Debtor:                                                                              Case No. 98-02107
  Sun Television and Appliances, Inc.        MOR-6 Supporting Schedule                    and 98-02109
  Sun TV and Appliances, Inc.                December Bank Reconciliations        Jointly Administered
                                               Other Reconciling items
OTHER RECONCILING ITEMS:


         Other reconciling items - Book
              Universal expense reimb. posted to wrong acct.                     (863,800.74)
              Beneficial receipts deposited, not keyed to G/L                      54,591.78
              Beneficial receipts keyed to wrong account                          116,339.73
              Unknown deposit/credit - being researched                            18,712.79
              Boscov deposit for parts inventory not booked                        52,500.00
              Wire not booked to G/L                                              (19,108.00)
              Jan ACH booked to G/L in Dec.                                       (75,000.00)
              Correct customer refund adj to cash in error                         (1,267.21)
              Misc adj.                                                               (16.83)
              Oct finance deposit keyed in Dec                                     (1,637.70)
              Controlled disbursement account balance                                (460.87)
                                                                       ---------------------

                                                                                 (719,147.05)
                                                                       =====================


   NATIONAL CITY
   3941035053
   WORKERS COMP

         Check #6912 not booked                                                    (4,000.00)
         Check #6942 - 6945 not booked                                             (2,709.32)
         Unlocated difference                                                           1.95
                                                                       ---------------------

                                                                                   (6,707.37)
                                                                       =====================


   NATIONAL CITY
   394035045
   PAYROLL

         Miscellaneous reconciling items                                          (16,145.92)
                                                                       ---------------------

                                                                                  (16,145.92)
                                                                       =====================


   HUNTINGTON
   01891740727
   STORE DEPOSITS

         Petty cash deposit
                                                                       ---------------------
                                                                                    5,715.76
                                                                       =====================





                                                                          4 of 4